UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.    )
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Under Rule 14a-12

Carriage Services, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

carriage

2026 PROXY STATEMENT

STRATEGIC GROWTH
EMPOWERED PARTNERSHIP
OSCEOLA MEMORY GARDENS
3175
1000
INNOVATION
ELEVATED SERVICE
PREMIER EXPERIENCES

CARRIAGE SERVICES, INC. 3040 Post Oak Boulevard, Suite 300 Houston, Texas 77056
March [27], 2026
Dear Fellow Shareholder:
We are pleased to invite you to the 2026 Annual Meeting of Shareholders of Carriage Services, Inc. (“Carriage”). The Annual Meeting will be held at 3040 Post Oak Boulevard, Lobby Conference Room, Houston, Texas 77056 on Tuesday, May 12, 2026, at 9:00 a.m., Central Time. Whether or not you plan to attend the Annual Meeting, we ask that you participate by casting your vote at your earliest convenience.
Over the last three years, we have focused on the disciplined execution of our strategic objectives that started with improving our financial flexibility, strengthening our execution discipline, and embedding a culture at Carriage that can sustain long-term performance. We are excited that these foundational investments have begun to translate into measurable outcomes, improved quality of earnings, and renewed confidence in our long-term value creation potential. For example, 2025 marked the beginning of our first phase of purposeful growth through our completion of approximately $60 million in strategic acquisitions, while maintaining our commitment to portfolio optimization and balance sheet discipline. We also continued to enhance operational execution through the introduction of improved systems and processes to reduce variability, improve consistency, and strengthen our performance in a manner that is aligned with our focus on innovation and technology. We believe these enhancements will create a competitive advantage for us as a disciplined consolidator of high-quality assets in a highly fragmented industry. Additionally, we remain committed to continued improvement in our governance practices, as shown by the inclusion of a proposal to declassify our election of directors. This proposal, along with the changes we have made to our governance policies as highlighted throughout the Proxy Statement, are part of our continued commitment to the highest standards of corporate governance which includes acting upon the feedback we receive through our shareholder engagement.
As we begin 2026, we believe Carriage has successfully navigated our focus on rebuilding a strong foundation, and is now operating with clarity, alignment, and momentum. We expect these efforts will result in continuing to generate long-term value for our shareholders as we remain guided by a clear, consistent framework in our purpose statement, and focused on our three strategic objectives, which serve as the foundation for how we operate and allocate resources.
As Non-Executive Chair and Vice Chair of the Board of Directors, we encourage our shareholders to take the time to get to know the Carriage story, our history, vision, and strategy, and the people who are leading our Company to new heights by embracing our rich history and unique culture while continuously evolving to identify areas where we can get even better. Before voting your shares, we encourage you to read our prior earnings releases and other filings and reach out if you have questions or would like to learn more. Both our Board and Executive Leadership team will be happy to visit with you, or put you in touch with any one of our talented leaders located throughout the country.
As we do every year, we invite all shareholders to visit any of our businesses or travel to Houston to meet our Support Center team, where you can see our teams working towards creating a premier experience through innovation, empowered partnership, and elevated service for our Company and the families we serve.
We hope you can join us on May 12th and we encourage you to read the Notice of Annual Meeting and Proxy Statement, which contains information about the voting options, instructions, and descriptions of the proposals for this meeting. It is important that your voice is heard and your shares are represented at the Annual Meeting by casting your vote as soon as possible. Thank you for your belief in, and support of, Carriage and the people who serve our families and drive high performance every day across our portfolio of funeral homes and cemeteries.
Sincerely,
Donald D. Patteson, Jr. Non-Executive Chair of the Board	Carlos R. Quezada. Vice Chair of the Board and Chief Executive Officer

PRELIMINARY NOTICE AND PROXY STATEMENT — SUBJECT TO COMPLETION
CARRIAGE SERVICES, INC.
3040 Post Oak Boulevard, Suite 300
Houston, Texas 77056
NOTICE OF 2026 ANNUAL
MEETING OF SHAREHOLDERS
DATE & TIME: May 12, 2026 9:00 a.m. Central Time
MEETING AGENDA
1.
Elect two (2) class III directors to serve until the 2029 Annual Meeting;

2.
Approve our proposed amendment to the Company’s Amended and Restated Certificate of Incorporation to declassify the Board of Directors;

3.
To approve, on an advisory basis, our 2025 Named Executive Officers’ compensation;

4.
Approve our proposed Second Amendment to the Company’s 2017 Omnibus Incentive Plan; and

5.
Ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ended 2026.

We will also transact any other business as may properly come before the meeting.

PLACE: Carriage Services, Inc. 3040 Post Oak Boulevard, Lobby Conference Room, Houston, Texas 77056
RECORD DATE: March 13, 2026
YOUR VOTE IS IMPORTANT — YOU CAN VOTE IN ONE OF THREE WAYS:
VIA THE INTERNET Visit the website listed on your proxy card	BY MAIL Sign, date and return your proxy card in the enclosed envelope	IN PERSON Attend the Annual Meeting
We are pleased to continue taking advantage of the Notice & Access method of delivery for our Annual Report, Proxy Statement, and other Proxy materials (collectively the “Proxy Materials”). The Proxy Materials will be available online as described in this Proxy Statement and hard copies will not be delivered, unless expressly requested by a shareholder.
On or about March 27, 2026, we will begin mailing a Notice of Internet Availability of Proxy Materials (the “Notice”) detailing how to access the Proxy Materials electronically and how to submit your proxy via the Internet. You are entitled to vote if you were a shareholder of record on March 13, 2026. The Notice also provides instructions on how to request and obtain paper copies of the Proxy Materials and proxy card or voting instruction form, as applicable. We continue to believe this process provides our shareholders with a convenient way to access the Proxy Materials and submit their proxies online, while reducing the environmental impact of our Annual Meeting and lowering the costs of printing and distribution.
If your shares are held in a stock brokerage account or by a financial institution or other record holder, follow the voting instructions on the form that you receive from them. The availability of telephone and internet voting will depend on their voting process. Please note that you will need the control number provided on your Notice of Internet Availability of Proxy Materials in order to submit your proxy online.
By order of the Board of Directors,
[INSERT SIGNATURE]
Sam A. Mazzu, III
Vice President, General Counsel & Secretary
March [27], 2026
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON TUESDAY, MAY 12, 2026
The Notice of Annual Meeting of Shareholders, the Proxy Statement and the 2025 Annual Report to Shareholders are available at www.carriageservices.com.

PROXY STATEMENT
This Proxy Statement is being furnished to you by the Board of Directors (our “Board”) of Carriage Services, Inc. (“Carriage Services,” “Carriage,” the “Company,” “we,” “us” or “our”) for use at our 2026 Annual Meeting of Shareholders (our “Annual Meeting”).
Annual Meeting Date and Location
We intend to hold our Annual Meeting in person at our offices at 3040 Post Oak Boulevard, Lobby Conference Room, Houston, Texas 77056, on Tuesday, May 12, 2026, at 9:00 a.m., Central Time. If you plan to attend in person, please use the main lobby entrance where you will see an area to check in prior to entering the room.
In the event circumstances change to prevent or limit an in-person meeting, we may implement additional procedures or limitations on meeting attendees or determine that alternate Annual Meeting arrangements are advisable or required (i.e., a virtual-only meeting). If we determine that such alternative arrangements are advisable or required, then we will announce our decision and post additional information on our Investors Relations website at www.carriageservices.com and file a notice with the SEC. Please check this website in advance of the Annual Meeting date if you are planning to attend in person.
Delivery of Proxy Materials
Mailing Date and Delivery of Proxy Materials
On or about March 27, 2026, we will begin mailing a Notice of Internet Availability of Proxy Materials (the “Notice of Availability”) to our shareholders containing instructions on how to access the Proxy Materials and submit your proxy online. We have made these Proxy Materials available to you over the internet or, upon your request, have delivered paper copies of these materials to you by mail, in connection with the solicitation of proxies by the Board for our Annual Meeting.
Shareholders Sharing the Same Address
Each shareholder of record will receive one Notice of Internet Availability, regardless of whether you have the same address as another registered shareholder. If your shares are held in “street name” (that is, in the name of a financial institution, broker or other holder of record), applicable rules permit brokerage firms and the Company, under certain circumstances, to send one Notice of Internet Availability to multiple shareholders who share the same address. This practice is known as “householding.” Householding saves printing and postage costs by reducing duplicate mailings. If you hold your shares through a broker, you may have consented to reducing the number of copies of materials delivered to your address. In the event that you wish to revoke a “householding” consent you previously provided, you must contact your broker to revoke your consent. You may also contact the Company directly to request copies of materials by submitting a written request to our Corporate Secretary at 3040 Post Oak Boulevard, Suite 300, Houston, TX 77056. If your household is receiving multiple copies of the Notice of Availability and you wish to request delivery of a single copy, you should contact your broker directly.
Questions and Answers About Our Annual Meeting and Voting
Why am I receiving these proxy materials?
Our Board is soliciting your proxy to vote at our Annual Meeting because you owned shares of our common stock, par value $.01 per share (the “Common Stock”) at the close of business on March 13, 2026, the record date for our Annual Meeting (the “Record Date”), and are therefore entitled to vote at our Annual Meeting.
This Proxy Statement, along with a proxy card, is made accessible, free of charge to you, via the Internet at http://investors.carriageservices.com/annuals-proxies.cfm, or if elected, mailed to our shareholders on or about March 27, 2026. This Proxy Statement summarizes the information that you need to know in order to cast your vote at our Annual Meeting. As a shareholder, your vote is very important and our Board strongly encourages you to exercise your right to vote. You do not need to attend our Annual Meeting in person to vote your shares. Whether or not you plan to attend our Annual Meeting, we encourage you to vote your shares by voting via the Internet or completing, signing, dating and returning the enclosed proxy card in the envelope provided. See “About Our Annual Meeting — How do I vote my shares?” below.

2026 Proxy Statement      1

PROXY STATEMENT
What am I voting on and how does our Board recommend that I vote?
Proposal Number	Subject of Proposal	Recommended Vote	For details see pages starting on
1	Elect Donald D. Patteson, Jr. and Douglas B. Meehan to our Board as Class III Directors.	FOR each nominee	7
2	Approve our proposed amendment to the Company’s Amended and Restated Certificate of Incorporation to declassify the Board of Directors.	FOR the proposal	25
3	Approve, on an advisory basis, our Named Executive Officers’ compensation, as presented in this Proxy Statement.	FOR the proposal	54
4	Approve our proposed Second Amendment to the Company’s 2017 Omnibus Incentive Plan.	FOR the proposal	55
5	Ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026.	FOR the proposal	66
We will also transact any other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.
Our Board has appointed Carlos R. Quezada, our Vice Chair of the Board and Chief Executive Officer (“CEO”) and Steven D. Metzger, our President and Chief Operating Officer, as the management proxy holders for our Annual Meeting. For shareholders who have their shares voted by duly submitting a proxy via the Internet, by mail, or in person at our Annual Meeting, the management proxy holders will vote all shares represented by such valid proxies as our Board recommends, unless a shareholder appropriately specifies otherwise.
Who is entitled to vote at the meeting?
You may receive notice of and vote at our Annual Meeting if you were a shareholder of record as of the close of business on the Record Date. As of the Record Date, there were 15,860,981 shares of Common Stock outstanding and entitled to vote.
How many votes can I cast?
You are entitled to one vote for each share of Common Stock you owned on the Record Date on all matters presented at our Annual Meeting.
Why is my vote important?
Your vote is important regardless of how many shares of Common Stock you own. Please take the time to vote. Please read the instructions below, choose the way to vote that is easiest and most convenient to you and cast your vote as soon as possible.
What is the difference between a shareholder of record and a “street name” holder?
Most shareholders hold their shares through a financial institution, broker or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned in street name.
•
Shareholder of Record. If your shares are registered directly in your name with American Stock Transfer & Trust Company, LLC, our transfer agent, you are considered to be the shareholder of record with respect to those shares, and you have the right to grant your voting proxy directly with the Company or to vote in person at our Annual Meeting.

•
Street Name Shareholder. If your shares are held by a financial institution, broker or other nominee, you are considered the beneficial owner of shares held in “street name” and your financial institution, broker or other nominee is the shareholder of record. As the beneficial owner, you have the right to direct your financial institution, broker or other nominee how to vote your shares and are also invited to attend our Annual Meeting. However, since you are not the shareholder of record, you may not vote these shares in person at our Annual Meeting unless you obtain a legal proxy from the shareholder of record prior to attending our Annual Meeting giving you the right to vote the shares. In order to vote your shares, you will need to follow the directions your financial institution, broker or other nominee provides to you.

2      Carriage Services

PROXY STATEMENT
How do I vote my shares?
Shareholders of Record. There are three ways to vote:
INTERNET
To vote via the internet, go to “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page. You may vote online until 11:59 p.m., Central Time the day before the Annual Meeting.

BY MAIL
If you requested a copy of this Proxy Statement and proxy card and would like to vote by mail, please send your completed and signed proxy card in the prepaid envelope provided so that it is received in the mail by us by May 11, 2026. The shares you own will be voted according to the instructions on the proxy card that you provide. If you return your proxy card but do not mark your voting preference, the individuals named as proxies will vote your shares FOR all of the proposals described in this Proxy Statement.

IN PERSON
If you attend our Annual Meeting, you may vote by delivering your completed proxy card in person or by completing a ballot, which will be available at our Annual Meeting. Attending our Annual Meeting without delivering your completed proxy card or completing a ballot will not count as a vote. Submitting a proxy prior to our Annual Meeting will not prevent you from attending our Annual Meeting and voting in person.

Street Name Shareholder. There are three ways to vote:
BY METHODS LISTED ON VOTING INSTRUCTION FORM
Please refer to the voting instruction form or other information forwarded by your financial institution, broker or other nominee to determine whether you may submit a proxy by telephone or electronically on the Internet, following the instructions on the voting instruction form or other information they provided to you.

BY MAIL
You may indicate your vote by completing and signing your voting instruction card or other information forwarded by your financial institution, broker or other nominee and returning it to them in the manner specified in their instructions.

IN PERSON WITH A PROXY FROM THE RECORD HOLDER
You may vote in person at our Annual Meeting if you obtain a legal proxy from your financial institution, broker or other nominee. Please consult the voting instruction form or other information sent to you by the record holder to determine how to obtain a legal proxy in order to vote in person at our Annual Meeting.

May I change or revoke my vote?
Yes, if you are a shareholder of record, you may change your vote or revoke your proxy at any time before your shares are voted at the meeting by:
•
submitting written notice of revocation no later than May 11, 2026 to our home office, which is located at 3040 Post Oak Boulevard, Suite 300, Houston, Texas 77056, Attn: Corporate Secretary;

•
timely submitting a proxy with new voting instructions using the Internet voting system;

•
submitting a later dated proxy with new voting instructions by mail that is received at our home office by May 11, 2026; or

•
attending our Annual Meeting and voting your shares in person.

If you are a street name shareholder and you vote by proxy, you may change your vote by submitting new voting instructions to your financial institution, broker or other nominee in accordance with such entity’s procedures. Please refer to the materials that your financial institution, broker or other nominee provided to you.
What is a quorum?
A quorum is the presence at our Annual Meeting, in person or by proxy, of the holders of a majority of the outstanding shares of our Common Stock entitled to vote on a matter at our Annual Meeting. There must be a quorum for our Annual Meeting to be held. If a quorum is not present, our Annual Meeting may be adjourned or postponed until a quorum is reached. Proxies received but marked as abstentions or broker non-votes will be included in the calculation of votes considered to be present at our Annual Meeting for the purpose of establishing a quorum.
What are “broker non-votes” and abstentions and how do they affect voting results?
If you hold your shares in “street name,” you will receive instructions from your financial institution, broker or other nominee describing how to vote your shares. If you do not instruct your financial institution, broker or other nominee how to vote your shares, they may vote your shares as they decide as to each matter for which they have discretionary authority under the rules of the New York Stock Exchange (the “NYSE”).

2026 Proxy Statement      3

PROXY STATEMENT
There are also non-discretionary matters for which financial institutions, brokers and other nominees do not have discretionary authority to vote unless they receive timely instructions from you. When a financial institution, broker or other nominee does not have discretion to vote on a particular matter and you have not given timely instructions on how the financial institution, broker or other nominee should vote your shares, a “broker non-vote” results. Although any broker non-vote would be counted as present at the meeting for purposes of determining a quorum, it would be treated as not entitled to vote with respect to non-discretionary matters.
If your shares are held in street name and you do not give voting instructions, pursuant to NYSE Rule 452, the record holder will not be permitted to vote your shares with respect to Proposal 1 (Election of the Class III Directors), Proposal 2 (Approve our Proposed Amendment to the Company’s Restated and Amended Certificate of Election to Declassify the Board of Directors), Proposal 3 (Advisory Vote to Approve our Named Executive Officer Compensation), and Proposal 4 (Approve our Proposed Second Amendment to the Company’s 2017 Omnibus Incentive Plan) and your shares will be considered “broker non-votes” with respect to these proposals. If your shares are held in street name and you do not give voting instructions, the record holder will nevertheless be entitled to vote your shares with respect to Proposal 5 (Ratification of the Appointment of Grant Thornton LLP) in the discretion of the record holder.
Abstentions occur when shareholders are present at our Annual Meeting in person or by proxy but fail to vote or voluntarily withhold their vote for any of the matters upon which the shareholders are voting. Abstentions will have no effect on the election of directors but will have the effect of a vote against the other proposals being considered at the meeting.
What vote is required to approve each proposal?
•
Proposal 1 (Election of the Class III Directors):   To be elected, each director nominee must receive the affirmative vote of at least a majority of the votes of the shares of Common Stock present in person or represented by proxy at our Annual Meeting and entitled to vote on the proposal. This means that the director nominees with more votes cast in favor of than votes withheld from the election will be elected. Broker non-votes will have no effect on the outcome of the vote for directors.

•
Proposal 2 (Approve our Proposed Amendment to the Company’s Restated and Amended Certificate of Election to Declassify the Board of Directors):   Approval of this proposal requires the affirmative vote of the holders of at least eighty percent (80%) of the outstanding shares of Common Stock entitled to vote on the proposal. Abstentions and broker non-votes will have the same effect as a vote “Against” this proposal.

•
Proposal 3 (Advisory Vote to Approve our Named Executive Officers’ Compensation):   Approval of this proposal requires the affirmative vote of the holders of at least a majority of the outstanding shares of Common Stock present in person or represented by proxy at our Annual Meeting and entitled to vote on the proposal. In accordance with applicable Delaware law, abstentions will have no effect “for” or “against” this proposal. Broker non-votes will have no effect on the outcome of the vote on this proposal. While this vote is required by law, it will neither be binding on us, our Board or our Compensation Committee, nor will it create or imply any change in the fiduciary duties of, or impose any additional fiduciary duty on, us, our Board or our Compensation Committee. However, our Compensation Committee will take into account the outcome of the vote when considering future executive compensation decisions.

•
Proposal 4 (Approve our Proposed Second Amendment to the Company’s 2017 Omnibus Incentive Plan):   Approval of this proposal requires the affirmative vote of the holders of at least a majority of the outstanding shares of Common Stock in person or represented by proxy at our Annual Meeting and entitled to vote on the proposal. Abstentions will be counted in determining the total number of shares “entitled to vote” on this proposal and will have the same effect as a vote “Against” this proposal. Broker non-votes will have no effect on the outcome of the vote on this proposal.

•
Proposal 5 (Ratification of the Appointment of Grant Thornton LLP):   Ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026 requires the affirmative vote of the holders of at least a majority of the outstanding shares of Common Stock present in person or represented by proxy at our Annual Meeting and entitled to vote on the proposal. In accordance with applicable Delaware law, abstentions will have no effect “for” or “against” this proposal.

Who will bear the cost of soliciting votes for our Annual Meeting?
We will bear the entire cost of soliciting proxies, including the cost of the preparation, assembly, uploading to and hosting on the Internet, and printing and mailing of this Proxy Statement, the proxy card and any additional

4      Carriage Services

PROXY STATEMENT
information furnished to our shareholders in connection with our Annual Meeting. In addition to this solicitation by internet or mail, our non-employee directors, officers and other employees may also solicit proxies on our behalf by use of mail, telephone, electronic means, in person or otherwise. These persons will not receive any additional compensation for assisting in the solicitation but may be reimbursed for reasonable out-of-pocket expenses in connection with the solicitation. We reimburse financial institutions, brokers, custodians, nominees and fiduciaries for their reasonable charges and expenses to forward our proxy materials to the beneficial owners of our Common Stock. We have retained Alliance Advisors, LLC, 150 Clove Road, Little Falls, New Jersey, 07424, for an estimated fee of  $23,500, plus out of pocket expenses, to assist in distributing proxy materials and soliciting proxies in connection with our Annual Meeting.
Where can I find the voting results?
We will report the voting results in a Current Report on Form 8-K with the SEC within four business days of our Annual Meeting.
May I propose actions for consideration at next year’s Annual Meeting or nominate individuals to serve as directors?
You may submit proposals for consideration at future annual meetings. See “Shareholder Proposals for the 2027 Annual Meeting” for information regarding the submission of shareholder proposals for next year’s Annual Meeting.
How do I get directions to the Annual Meeting?
For directions to the Annual Meeting, please contact our Corporate Secretary at (713) 332-8400.

2026 Proxy Statement      5

PROXY SUMMARY
WHO WE ARE
Carriage is committed to our shared values of trust, passion, partnership, and innovation, all of which unite us in achieving our purpose statement: “Creating premier experiences through innovation, empowered partnership, and elevated service.” We are a leading provider of funeral and cemetery services and merchandise in the United States, operating funeral homes and cemeteries nationwide. Our Common Stock is publicly traded on the NYSE, under the symbol CSV.
Purpose Statement Framework
CONTINUAL CORPORATE GOVERNANCE IMPROVEMENTS
EXECUTIVE COMPENSATION CHANGES WE MADE IN 2025

6      Carriage Services

PROPOSAL NO. 1:
ELECTION OF CLASS III DIRECTORS
We currently have seven directors on our Board who each serve staggered three-year terms. At our Annual Meeting, the shareholders will elect two individuals to serve as our Class III Directors for a new three-year term expiring on the date of our 2029 Annual Meeting and until their successors are duly elected and qualified.
Our Corporate Governance Committee has recommended that we nominate Douglas B. Meehan and Donald D. Patteson, Jr. for election at our Annual Meeting to serve as our Class III Directors for new three-year terms. Proxies may be voted for each of the Class III Directors. The biographical description for Messrs. Meehan and Patteson are included below.
During 2025, our Board continued its focus on enhancing governance, including appointing new chairs to its committees and identifying new Board members with diverse skills, experiences, expertise, age, gender, and backgrounds to align with the Company’s strategic vision. On February 24, 2025, upon the recommendation of the Corporate Governance Committee, the Board unanimously elected Mr. Patteson to serve as the Company’s Non-Executive Chair of the Board, effective on that date. Mr. Patteson is an independent member of the Board and prior to his appointment as Chair of the Board served as the Chair of the Audit Committee and as a member for the Compensation and Corporate Governance Committees. Mr. Patteson has been a director of the Company since 2011. He succeeded Chad Fargason, who continues to serve on the Board and as a member of the Audit, Compensation, and Corporate Governance Committees.
Additionally, on February 24, 2025, upon the recommendation of the Corporate Governance Committee, the Board elected Dr. Edmondo Robinson as the Chair of the Audit Committee, effective on that date. The election of Dr. Robinson as the Chair of the Audit Committee was as a result of Mr. Patteson being elected the Company’s Non-Executive Chair of the Board.
More recently, on February 25, 2026, upon the recommendation of our Corporate Governance Committee, and aligned with our commitment to continually improve our corporate governance practices, our Board approved an amendment to our Amended and Restated Certificate of Incorporation to declassify our Board, subject to the approval of our shareholders. If approved by our shareholders, all directors of our Board, including the Class III Directors elected to three-year terms pursuant to Proposal 1, would be up for annual elections beginning with our 2027 Annual Meeting. For more information on the declassification proposal, please see Proposal No. 2 on page 25.
Directors are elected by a majority of votes cast. Our bylaws provide that in an uncontested election, if the nominee director does not receive a majority of the votes cast, the nominee must promptly deliver a written resignation to our Board, which shall be immediately accepted and the directorship will become vacant and the Board may either fill the vacancy by a majority vote or decrease the size of our Board. In the event of a contested election of directors, our bylaws provide that directors will be elected by the vote of a plurality of the votes of the shares present in person or represented by proxy and entitled to vote in the election of directors.

2026 Proxy Statement      7

Proposal No. 1 Election of Class III Directors
Our Board Has a Diversity of Experience and Backgrounds
Skills and Qualifications
Industry Experience
Executive Leadership Experience
Risk Oversight and Management Experience
Operations Experience
Regulatory Experience
Finance / Accounting Experience
Our Board believes that each of our directors is highly qualified to serve as a member of our Board. In particular, our Board seeks individuals who demonstrate:
•
A deep, genuine belief, understanding, and commitment to our purpose statement and our guiding principles;

•
Business and investment sophistication, including an owner-oriented attitude and conviction that Carriage has evolved into a high value, superior investment platform; and

•
An ability to make a meaningful contribution and engagement to our Board’s oversight of all elements and linkages of our strategic objectives.

Described below are the principal occupations, positions, and directorships for at least the past five years of our director nominees and continuing directors, as well as certain information regarding their individual experience, qualifications, attributes and skills that led our Board to conclude that they should serve on our Board. There are no family relationships among any of our directors or executive officers.

8      Carriage Services

Proposal No. 1 Election of Class III Directors
Nominees for Director
Douglas B. Meehan Miri Capital Management Age: 54 Director since 2018 (Class III) Committees: • Audit • Compensation • Corporate Governance
Douglas B. Meehan currently serves as        for Miri Capital Management, a privately owned investment firm focused on investments in software, industrial and business services, and financial platforms, which he joined in March 2026. Prior to joining Miri Capital Management, he served as the Co-Chief Investment Officer for van Biema Value Partners, LLC, an investment management firm, from 2012 through 2025. Prior to joining van Biema Value Partners, Mr. Meehan worked as a research analyst at a proprietary securities fund within Sentinel Real Estate Corp., a privately held real estate investment advisor in New York. He also worked with Duma Capital Partners, a multi-strategy hedge fund, as a research analyst. Mr. Meehan received a B.A. in Philosophy from Columbia University, a Ph.D in Philosophy and Cognitive Science from the City University of New York Graduate Center, and an M.B.A. from Columbia Business School, where he participated in the Applied Value Investing Program.
Additional Qualifications:
Mr. Meehan brings to the Board his extensive financial markets and real estate experience, as well as experience with sophisticated transactions.

Donald D. Patteson, Jr.
Non-Executive Chair of the
Board and Former Chairman
of the Board of Directors
and Chief Executive Officer of
Sovereign Business Forms,
Inc. (“Sovereign”)
Age: 80
Director since 2011 (Class III)
Committees:
•
Audit

•
Compensation

•
Corporate Governance

Donald D. Patteson, Jr. was the founder and, prior to its sale in June 2014, the Chairman of the Board of Directors of Sovereign Business Forms, Inc. (“Sovereign”), a consolidator in a segment of the printing industry. He also served as Chief Executive Officer of Sovereign from August 1996 until his retirement in August 2008. Prior to founding Sovereign, he served as Managing Director of Sovereign Capital Partners, an investment firm specializing in leveraged buyouts. He also served on the Board of Directors of Rosetta Resources Inc. and Cal Dive International, Inc. until 2015. Mr. Patteson received a B.A. and an M.B.A. with a concentration in finance from the University of Texas.
Additional Qualifications:
Mr. Patteson serves as our Non-Executive Chair of the Board and brings to the Board his executive experience as a Chief Executive Officer and Chief Financial Officer, enabling him to provide the Board with executive and financial management expertise, as well as experience with major financial transactions.

You may not cumulate your votes in the election of the Class III Director nominees. You may withhold authority to vote for the nominee for director. If a nominee becomes unable to serve as a director before our Annual Meeting (or decides not to serve), the individuals named as proxies will vote, in accordance with instructions provided, for such other nominee as we may designate as a replacement or substitute, or our Board may reduce the size of the Board to eliminate the vacancy.
BOARD RECOMMENDATION
FOR THE REASONS STATED ABOVE, THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF THE CLASS III DIRECTOR NOMINEES.

2026 Proxy Statement      9

Proposal No. 1 Election of Class III Directors
Continuing Directors
Chad Fargason Principal, ArcVest, LLC Age: 53 Director since 2023 (Class II) Committees: • Audit • Compensation • Corporate Governance
Chad Fargason currently serves as as Principal for ArcVest, LLC, a fiduciary investment advisory firm dedicated to helping clients grow and protect their wealth, which he joined in October 2025. Prior to joining ArcVest, he served as Chief Business Officer for Shiftsmart, Inc., a privately held workforce solutions company, from March 2025 to July 2025. Previously, Mr. Fargason served as Senior Portfolio Manager for Vaughan Nelson Investment Management from 2013 to 2024, an investment manager with approximately $18 billion under management. Prior to joining Vaughan Nelson, he spent ten years with the global investment firm, KKR & Co., Inc. Mr. Fargason holds a B.A. in Mathematics from Rice University and both a Masters and Ph.D in Mathematics from Duke University.
Additional Qualifications:
Mr. Fargason brings extensive experience and insight into financial investments, capital allocation, valuations, and assessing investment opportunities to pursue strategic growth objectives, providing the Board expertise on similar issues which are aligned with the Company’s long-term growth strategy.

Carlos R. Quezada Vice Chair of the Board and CEO Age: 55 Director since 2023 (Class II) Committees: • None
Carlos R. Quezada was named our CEO in June 2023 and also serves as our Vice Chair of the Board. Mr. Quezada joined the Company in 2020 as Vice President of Cemetery Sales and Marketing. He was promoted to Senior Vice President of Sales and Marketing in 2021. On June 1, 2021, he was appointed Executive Vice President and Chief Operating Officer. Immediately before being named the Company’s CEO, Mr. Quezada served as its President and Chief Operating Officer, along with being previously appointed Vice Chair of the Board of Directors on February 22, 2023. Before joining our Company, Mr. Quezada was a Managing Director at Service Corporation International (“SCI”) from 2009 to 2020, where he played a pivotal role in sales and operations. Mr. Quezada holds a Master’s in Management from Tulane University and an MBA in Finance from Universidad Francisco Marroquin.
Additional Qualifications:
Mr. Quezada’s professional experience includes leadership roles such as Chief Executive Officer, President, Chief Operating Officer, and Chief Management Officer for privately held multi-unit entities in the hospitality industry. Renowned for his ability to transform organizations, he is passionate about enhancing customer experiences and fostering innovation, and provides the Board with executive and operational experience and insight.

10      Carriage Services

Proposal No. 1 Election of Class III Directors

Dr. Edmondo Robinson
Professor of Internal Medicine
and Oncologic Science at the
University of South Florida’s
Morsani College of Medicine
and Former Senior Vice
President and Chief Digital
Officer for Moffitt Cancer Center
Age: 50
Director since 2024 (Class II)
Committees:
•
Audit (Chair)

•
Compensation

•
Corporate Governance

Dr. Edmondo Robinson currently serves as professor of Internal Medicine and Oncologic Science at the University of South Florida’s Morsani College of Medicine. Dr. Robinson previously served as Senior Vice President and Chief Digital Officer at Moffitt Cancer Center from 2019 to 2024, where he founded and led the Center for Digital Health. Prior to that, Dr. Robinson was the Chief Transformation Officer and Senior Vice President of Consumerism at ChristianaCare from 2017 to 2019, one of the largest health systems in the mid-Atlantic. Dr. Robinson has served as a board member of Ardent Health Services (NYSE: ARDT) since 2022. Dr. Robinson is a fellow of the American College of Physicians, a senior fellow of the Society of Hospital Medicine, and a former Aspen Institute Health Innovators Fellow. Dr. Robinson holds a B.S. in Animal Physiology and Neuroscience from the University of California, San Diego, an M.B.A. with an emphasis in health care management from the Wharton School at the University of Pennsylvania, a medical degree from the University of California, Los Angeles, and a master’s degree in health policy research from the University of Pennsylvania.
Additional Qualifications:
Dr. Robinson brings to the Board over 25 years of executive leadership experience in digital health and innovation, healthcare delivery, and management, during which time he led initiatives to create new healthcare services, programs, partnerships, and technologies to leverage digital innovations, along with transforming healthcare delivery and refocusing healthcare services on value-based care centered on developing and managing related consumerism and digital strategies. These experiences provide the Board valuable insight on similar issues which are aligned with the Company’s innovation and capital allocation objectives.

Julie Sanders Senior Vice President and Chief Audit Executive of Dell Technologies Age: 57 Director since 2023 (Class I) Committees: • Audit • Compensation • Corporate Governance (Chair)
Julie Sanders currently serves as Senior Vice President and Chief Audit Executive at Dell Technologies (“Dell”), a publicly traded technology and services company. Ms. Sanders joined Dell in 2002, and has held a variety of finance, accounting, and management roles. Prior to her Chief Audit Executive appointment in 2021, Ms. Sanders was previously Senior Vice President, Global Auditing & Consulting, from 2018 to 2021, and Senior Vice President, Global Revenue, from 2014 to 2018, for Dell. In these leadership roles, Ms. Sanders was responsible for global revenue recognition, revenue operations, and global accounting, along with overseeing financial planning and analysis for Dell’s commercial business. Before joining Dell, Ms. Sanders served as Chief Financial Officer for Jardine Foods, and Merinta, and also held accounting and finance management positions at Bear Stearns and J. Crew. Ms. Sanders began her career at KPMG, LLP. Ms. Sanders holds a B.B.A. in Accounting from Baylor University and is a Certified Public Accountant.
Additional Qualifications:
Ms. Sanders brings to the Board over 30 years of financial and audit leadership experience, along with extensive experience in transformative initiatives as it relates to financial systems, including the development and implementation of large-scale enhancements and capabilities.

2026 Proxy Statement      11

Proposal No. 1 Election of Class III Directors
Somer Webb Former Chief Financial Officer of iFit, Inc. Age: 47 Director since 2023 (Class I) Committees: • Audit • Compensation (Chair) • Corporate Governance
Somer Webb most recently served as Chief Financial Officer (“CFO”) of iFit, Inc., a leading health and fitness platform offering fitness experiences across a range of connected fitness hardware and is the #1 provider of large exercise equipment in the United States, from May 2025 to November 2025. Prior to her CFO appointment with iFit, Inc., she previously served as CFO for Authority Brands, a leading home service franchise brands company that includes 15 brands operated across more than 2,000 locations, from January 2024 to April 2025. Prior to that, she was previously CFO for Solo Brands, Inc., a direct-to-consumer platform company for outdoor and lifestyle brands, from May 2022 to December 2023, and was CFO for Kent Outdoors, a sporting goods manufacturer, from January 2022 to May 2022. Prior to Kent Outdoors, she spent six years with Worldwide Express, a global logistics provider, where she held a variety of roles of increasing responsibility beginning in 2016 and ultimately served as CFO from February 2019 to January 2022. Before joining Worldwide Express, she held leadership positions at Southwest Airlines, DaVita Healthcare Partners, Match Group, Amazon, and Yum Brands. Ms. Webb holds a B.B.A. in Management Information Systems from Baylor University and an M.B.A. from The University of Texas at Arlington.
Additional Qualifications:
Ms. Webb has over 17 years of financial leadership experience at both public and private companies, along with extensive experience in capital allocation strategies, financial planning and analysis, M&A valuation and integration, and driving organic growth through business intelligence insights.

12      Carriage Services

BOARD LEADERSHIP &
CORPORATE GOVERNANCE
Corporate Governance Highlights
Carriage remains focused on prioritizing continual enhancements to our corporate governance framework and the overall effectiveness of our Board, driven by our shareholder engagement approach and the resulting constructive conversations:

INDEPENDENT BOARD OVERSIGHT

- Six out of seven directors are independent (all except the CEO)
- 100% independent Board Committees
- The Board has been led by a Non-Executive Chair since 2024

BOARD REFRESHMENT & DIVERSITY

- Four of the seven directors have been elected during the past two years
- One new director elected in 2024
- Three new directors elected in 2023
- Four of seven directors represent diversity of gender or race

GOOD GOVERNANCE PRACTICES

- Periodic executive and director compensation benchmarking by a third-party
- Executive compensation entirely based on financial performance targets
- Director and executive stock ownership guidelines and anti-hedging policies
- Active and ongoing shareholder engagement program

SHAREHOLDER RIGHTS

- Majority-vote and director resignation policy for directors in uncontested elections
- One class of outstanding shares with each share entitled to one vote
- Board committed to declassification and annual elections of all directors beginning in 2027, subject to shareholder approval
- No shareholder rights plan or "poison pill"

During 2025, we continued on the progress and commitments we previously made to enhance our corporate governance framework and align our executive compensation practices more closely with the financial performance of the Company, which began in 2023 and accelerated in 2024. For example, as of 2025, all Executive Leadership team incentive compensation is now completely contingent on the achievement of key performance metrics which are closely aligned with creating shareholder value. There are no longer discretionary components to this important area of executive compensation.
Looking Ahead — Annual Election of All Directors in 2027
As Carriage looks ahead to 2027, aligned with our previously stated commitment in 2025 to declassify the Board, our Board has approved moving away from a classified Board structure so that, if approved by our shareholders, all directors would be elected on an annual basis beginning in 2027. As more fully discussed in Proposal No. 2 to our Proxy Statement, we believe maintaining annual elections for all directors supports our focus on accountability to, and alignment with, our shareholders.
Risk Oversight of the Board
We believe that the oversight function of our Board and its committees, combined with active dialogue with management about effective risk management, provides our Company with the appropriate framework to help ensure effective risk oversight.
Additionally, a significant amount of time is spent by our Board and committees, in partnership with management, discussing how we identify, assess, and manage our most significant risk exposures with respect to our Company, leadership, and people. For example, our Audit Committee routinely meets with our internal

2026 Proxy Statement      13

Corporate Governance
audit and external audit teams and the Board is involved in regular discussions during operational and strategic reviews with the Company’s Executive Leadership team (as defined in the Compensation Discussion and Analysis section), as well as discussions surrounding the programs, policies, processes, and controls related to the Company’s financial activities and performance; controllership and financial reporting; executive officer development and evaluation; compliance with the Company’s Code of Business Conduct and Ethics; applicable laws and regulations; information technology; and internal audits.
Our Board also relies on each of its committees to help administer its oversight duties for those areas which they have oversight responsibilities. For example, in 2025, our Board adopted revisions to the Company’s Code of Business Conduct and Ethics, various committee charters, and our Corporate Governance Guidelines based on recommendations from the Board and Committees following their periodic reviews. These periodic reviews and recommended changes are based on Carriage’s focus on continuous improvement and ensuring our governance framework evolves with the Company and the landscape within which it operates.
Director Qualification, Experience, and Tenure
Our Corporate Governance Committee is responsible for reviewing the requisite skills and characteristics of new Board members as well as the composition of our Board, with significant input from our Executive Leadership team. It is the position of our Corporate Governance Committee that, as a company of our size in the specialized field of the funeral and cemetery industry, it is important for our directors to understand, support, and align with our culture.
While it is difficult to define what the perfect director candidate looks like for Carriage, we believe diversity of all kinds, including, but not limited to, experience, age, gender, ethnic background, skills, perspective, and background are important contributing factors to effective decision-making. Thus, the Corporate Governance Committee believes it is in the best interest of Carriage to identify the best candidates for its Board, cognizant of diversity in all forms, and will continue to find ways to ensure that it is doing so.
Except for Dr. Robinson, none of our directors serve on any other public company boards and we prefer candidates who are focused on helping Carriage achieve our long-term growth objectives, rather than serving on numerous public company boards. We currently have no established term limits or age restrictions, as we do not wish to risk losing the contribution of directors who have been able to develop historical insight and a deep understanding of our unique industry and operating model.
We currently have seven directors on our Board who each serve staggered three-year terms. Six directors are independent. The average age of all directors currently serving on our Board is 56 years. The average age of all independent directors is 56 years. The average tenure of all independent directors is 5.6 years.
Director Nomination Process
Our Corporate Governance Committee, with assistance from internal and external resources as the Corporate Governance Committee desires, identifies potential candidates for our Board based upon the criteria set forth above. Once a potential candidate is identified and the individual expresses a willingness to be considered for election to our Board, our Corporate Governance Committee and Mr. Patteson will request information from the candidate, review the individual’s qualifications, and conduct one or more interviews with the candidate. When this process is complete, our Corporate Governance Committee tenders its recommendation to our full Board for consideration.
Our Corporate Governance Committee will also consider candidates recommended by shareholders in the same manner. A shareholder may recommend nominees for director by giving our Corporate Secretary a written notice not less than 90 days prior to the anniversary date of the immediately preceding Annual Meeting. For our 2027 Annual Meeting of Shareholders, the deadline will be February 11, 2027, based upon this year’s meeting occurring on May 12, 2026. The notice must include, amongst other things, the name and address of the shareholder giving notice and the number of shares of Common Stock beneficially owned by the shareholder, as well as the nominee’s full name, age, business address, principal occupation or employment, the number of shares of Common Stock that the nominee beneficially owns, any other information about the nominee that must be disclosed in proxy solicitations under Regulation 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the nominee’s written consent to the nomination and to serve, if elected.
Organization and Committees of Our Board
All members of the Board are strongly encouraged to attend each meeting of the Board and meetings of the Board committees on which they serve, as well as our Annual Meeting. Our Board held six (6) regularly

14      Carriage Services

Corporate Governance
scheduled meetings and acted by unanimous written consent five (5) additional times during calendar year 2025. During this period each of our then current Board members attended all of the meetings of our Board. In addition, each year we hold the Annual Meeting on the same day as our Board and committee meetings such that all directors may attend the Annual Meeting. All of our then current directors attended the 2025 Annual Meeting of Shareholders.
Our Board has a Compensation, Audit, and Corporate Governance Committee. The current members of each committee as of the Record Date are identified in the table below. Each of these committees has its own charter, and a copy of the current version is available on our website at www.carriageservices.com. The current functions of each committee and the number of meetings held during 2025 are described below.
Director	Compensation	Audit	Corporate Governance
Carlos R. Quezada(*)	—	—	—
Chad Fargason(I)	x	x	x
Donald D. Patteson, Jr.(I)(C)	x	x	x
Douglas B. Meehan(I)	x	x	x
Dr. Edmondo Robinson(I)	x	Chair	x
Julie Sanders(I)	x	x	Chair
Somer Webb(I)	Chair	x	x

(*)
Mr. Quezada is not independent because he is an employee of Carriage and currently serves as our CEO.

(I)
Independent Director.

(C)
Non-Executive Chair of the Board.

Compensation Committee
Our Compensation Committee’s principal functions and responsibilities are to:
•
review, evaluate and approve our executive officer compensation plans, policies, and programs;

•
recommend to our Board non-employee director compensation plans, policies, and programs;

•
produce the Compensation Committee Report on executive compensation for inclusion in our proxy statement for our Annual Meeting of Shareholders;

•
administer, review, and approve grants under our stock incentive plans; and

•
perform such other functions as our Board may assign from time to time.

Generally, our Board has charged our Compensation Committee with the overall responsibility for establishing, implementing, and monitoring the compensation for our Executive Leadership team. Executive compensation matters are presented to the Compensation Committee in a variety of ways, including: (1) at the request of our Compensation Committee Chair or two or more members of the Compensation Committee or two members of our Board, (2) in accordance with our Compensation Committee’s charter, which is reviewed by our Compensation Committee members and other directors on an annual basis, (3) by our CEO, or (4) by our Compensation Committee’s outside compensation consultant.
To the extent permitted by applicable law, our Compensation Committee may delegate some or all of its authority under its charter to its chair, any one of its members, or any subcommittees it may form when it deems such action appropriate. Mr. Quezada, as our CEO, makes recommendations on compensation decisions for those other than himself based on the individual performance of each executive officer and the Company’s overall performance. Management’s role in determining executive compensation includes:
•
developing, summarizing and presenting compensation information and analysis to enable our Compensation Committee to execute its responsibilities, as well as addressing specific requests for information from our Compensation Committee;

•
developing recommendations for individual executive leadership incentive compensation plans for consideration by our Compensation Committee and reporting to our Compensation Committee regarding achievement against the plans; and

•
attending our Compensation Committee’s meetings, as requested, in order to provide additional information, respond to questions, and otherwise assist our Compensation Committee.

2026 Proxy Statement      15

Corporate Governance
Our Compensation Committee makes all final decisions regarding executive officer compensation.
Our Compensation Committee held four (4) regularly scheduled meetings during 2025 and acted by unanimous written consent one (1) additional time. Each of our then current members of the Compensation Committee was present at all meetings, except for Mr. Patteson who was unable to attend the meeting held on March 7th. Our Board has determined that all members of the committee are independent under the listing standards of the NYSE and the rules of the SEC. Each of the members of the committee is considered to be a “non-employee director” under Rule 16b-3 of the Exchange Act, and an “outside director” under Section 162(m) of the Internal Revenue Code of 1986, as amended.
Audit Committee
Our Audit Committee’s principal functions and responsibilities are to:
•
assist our Board in fulfilling its oversight responsibilities regarding the:

•
integrity of our financial statements and financial reporting process, and our systems of internal accounting and financial controls;

•
qualifications and independence of the independent registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other review or attestation services for Carriage;

•
performance of our internal audit function and independent auditors;

•
ethics hotline and associated reporting procedures; and

•
compliance by Carriage with legal and regulatory requirements.

•
perform such other functions as our Board may assign to our Audit Committee from time to time.

In connection with these purposes, our Audit Committee annually selects, engages, and evaluates the performance and ongoing qualifications of, and determines the compensation for, our independent registered public accounting firm and confirms its independence. The Audit Committee also reviews our annual and quarterly financial statements and meets with our Executive Leadership team and independent registered public accounting firm regarding the adequacy of our financial controls and our compliance with legal, tax, and regulatory matters and significant internal policies.
Our Audit Committee held five (5) regularly scheduled meetings during 2025 and did not act by unanimous written consent. Each of our then current members of the Audit Committee was present at all meetings. All members of our Audit Committee are independent as defined in the NYSE’s listing standards and by Rule 10A-3 promulgated under the Exchange Act. Our Board has determined that each member of our Audit Committee is financially literate and that Dr. Robinson has the necessary accounting and financial expertise to serve as Chair. Our Board has also determined that Mr. Patteson, Dr. Robinson, and Mses. Sanders and Webb are “audit committee financial experts” following a determination that they each met the criteria for such designation under the SEC’s rules and regulations. See the “Audit Committee Report” on page 65 for additional information regarding our Audit Committee.
Corporate Governance Committee.
Our Corporate Governance Committee’s principal functions and responsibilities are to:
•
assist our Board by identifying individuals qualified to become Board members, and to recommend to our Board the director nominees for the next Annual Meeting of Shareholders;

•
assist our Board with succession planning for our CEO and other members of the Executive Leadership team;

•
lead our Board in its annual review of the performance of our Board and its committees;

•
Corporate Governance

•
review the Company’s compliance programs, including, but not limited to, the Code of Business Conduct and Ethics and the Insider Trading and Anti-Hedging Policy; and

•
perform such other functions as our Board may assign to our Corporate Governance Committee from time to time.

16      Carriage Services

Corporate Governance
Our Corporate Governance Committee held two (2) regularly scheduled meetings during 2025 and did not act by unanimous written consent. Each of our then current members of the Corporate Governance Committee was present at all meetings.
Director Independence
In accordance with applicable laws, regulations, our Corporate Governance Guidelines, and the rules of the NYSE, our Board must affirmatively determine the independence of each director and director nominee. Accordingly, our Board determined that Mses. Sanders and Webb, Messrs. Fargason, Meehan, and Patteson, and Dr. Robinson do not have a material relationship with Carriage (either directly or as a partner, stockholder or officer of an organization that has a material relationship with Carriage) and are “independent” as defined under the NYSE’s listing standards and by the SEC under Item 407(a) of Regulation S-K.
Mr. Quezada is not independent because he is an employee of Carriage and currently serves as our CEO.
Board’s Interaction with Shareholders
Our CEO and Executive Leadership team are responsible for establishing effective communication with our shareholders. Independent directors are not precluded from meeting with shareholders, but where appropriate, our CEO or other members of our Executive Leadership team should be present at such meetings.
Shareholders and other interested parties may contact any member of our Board or any of its committees by addressing any correspondence in care of Carriage Services, Inc., 3040 Post Oak Boulevard, Suite 300, Houston, Texas 77056; Attn: Corporate Secretary. In the case of communications addressed to the independent directors, our Corporate Secretary will send appropriate shareholder communications to the Chair of the Board. In the case of communications addressed to a committee of our Board, our Corporate Secretary will send appropriate shareholder communications to the Chair of such committee.
Annual Evaluations
In accordance with our Corporate Governance Guidelines, our Board members perform annual self-evaluations. These self-evaluations are conducted through written questionnaires, that are typically circulated in January prior to the first regularly scheduled meeting of the Board. As part of the Board’s self-evaluation process, directors consider various topics related to Board composition, structure, effectiveness, and responsibilities, as well as the overall mix of director skills, experience, and backgrounds. The Board Chair and the Chair of our Corporate Governance Committee then leads our Board through a review of the annual evaluation results and discusses how the Board can identify areas for continuous improvement, where appropriate.
Corporate Governance Guidelines, Code of Business Conduct and Ethics
Our Company is committed to integrity, reliability and transparency in our disclosures to the public. To evidence this commitment, our Board has adopted charters for its committees, Corporate Governance Guidelines, and a Code of Business Conduct and Ethics. These documents, in addition to our bylaws, provide the framework for our corporate governance.
A complete copy of the current version of each of these documents is accessible through our website at www.carriageservices.com or you may receive copies free of charge by writing to us at Carriage Services, Inc., 3040 Post Oak Boulevard, Suite 300, Houston, Texas 77056, Attn: Corporate Secretary.
Compensation Committee Interlocks and Insider Participation
During 2025, Mses. Sanders and Webb and Messrs. Fargason, Meehan, and Patteson, and Dr. Robinson served on our Compensation Committee. None of Mses. Sanders and Webb, Messrs. Fargason, Meehan, and Patteson, and Dr. Robinson at any time have been an officer or employee of our Company, nor had any substantial business dealings with us that would require disclosure in accordance with our Related Party Transactions Review Policy.
None of our Named Executive Officers serve as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of our Board or our Compensation Committee.

2026 Proxy Statement      17

Carriage Culture
DRIVING POSITIVE SOCIAL AND COMMUNITY IMPACTS
Our Commitment to Creating an Empowered and Enduring Company, Culture, and Partnership with our Communities
At Carriage, we focus on empowering people to make thoughtful and broadly meaningful decisions throughout our Company and within our community, united in our purpose of creating premier experience through innovation, empowered partnerships, and elevated service. Our focus when it comes to building and continuously developing a company and culture of empowered leaders has been, and always will be, our people.
Social Impact
Investment in People. Everything begins with our employees, who are our greatest asset. We empower our team to make decisions that will have a positive and lasting impact, not only on the client families who we are privileged to serve, but also within our communities, ultimately resulting in long-term value for our shareholders. In order to equip, position, and motivate our employees to make these important, and often local decisions, we are intentional in creating a culture driven by education, awareness, and resources. We have written extensively over the years about our unique culture and encourage our shareholders to review prior releases for greater insight.
In combination with this focus on culture, we also invest holistically in our employees, from education and development (e.g. broad training ranging from health and safety to leadership, tuition reimbursement programs, etc.) to financial wellness (e.g. an employee stock purchase plan, 401k Plan with a company match, HSA Plan with company match, etc.) to an overall focus on physical and mental well-being (free biometric screenings resulting in discounts on health insurance, discounts on gym memberships, an employee assistance program, etc.). We have an internal “Wellness Committee” which is comprised of a number of Carriage employees who have a passion for, and are focused on, continuing to build upon a program of enhanced and broad wellness opportunities for our approximately 2,300 employees. During 2025, our Wellness Committee hosted a team at the 15th Annual Alex’s 5-K & Kids’ K, benefitting three Autism-related charities in the Houston, TX area, Company-wide employee wellness challenges, nutrition and fitness education from a certified personal trainer, and our annual health and wellness fair. We believe that when we invest in people, they in turn invest in our collective success.
Carriage employees participating in the 15th Annual Alex’s 5-K & Kids’ K.
People Driven Purpose and Passion. Our focus on people and culture begins with our employees, who are passionate about, and then lead, the service provided to our client families along with our partnership with the numerous communities of which we are a part. As it relates to our focus on partnership with our client families and our communities, our businesses are intimately involved with their respective communities at a local level. We encourage any shareholder who would like to learn more about the unique relationships between our businesses and their local communities to reach out to one of our Managing Partners.
At a broader level of support and engagement, “Carriage Cares” is our 501(c)(3) non-profit

18      Carriage Services

Carriage Culture
organization which is overseen by a committee of employees. Carriage Cares was established years ago to support fellow employees who were adversely impacted by natural disasters. The purpose and reach of Carriage Cares has since grown through the passion of its committee members who have worked together to expand our fundraising focus in an effort to identify opportunities within the various communities across the country for our businesses to give back, not only with financial contributions to support local charitable causes, but also through “roll up our sleeves” volunteer opportunities.
Carriage Cares’ impact continued its tremendous growth during 2025 as we hosted our second annual “Carriage Cares Open” charitable golf tournament that raised over $150,000 to jointly benefit the Boys & Girls Clubs of Greater Houston and the Carriage Cares mission. We are incredibly proud of the success of this event as it reflected not only the belief of our employees in our shared value of passion, and their commitment to supporting the communities we serve, but also demonstrated the strong partnerships we’ve formed with our vendors, contractors and organizations in our industry and in the communities where we operate.
Carriage Cares Scholarship Presentation to our 2025 Ky’Saan Piatti Scholarship recipients.
Following the establishment of the “Ky’Saan Piatti Scholarship” in 2024, an annual scholarship based on the compelling story of the 2023 Boys & Girls Clubs of Greater Houston’s Julius Young Youth of the Year winner, Ky’Saan Piatti, Carriage Cares, through the success of the Carriage Cares Open and the generosity of our employees, was able to increase the number of scholarships awarded during 2025, benefitting the youth at the Boys & Girls Clubs of Greater Houston. For 2025, we awarded a total of  $12,000 scholarships to five deserving future community leaders to support their academic pursuits. We are also proud to have supported several additional community initiatives during 2025, including the Mrs. Claus Stocking Project in Charlotte, North Carolina, the Houston Food Bank, the Boys & Girls Clubs of Greater Houston, and the Crosby Care Clothe a Child. Carriage Cares also received over $27,000 in donations directly from our employees during 2025, reflecting our employees’ sincere generosity and support for the Carriage Cares mission.
We are extremely proud of our Carriage Cares team, their employee-led projects and the generosity of our employees, all of which reflects our “People Driven Purpose and Passion” culture.
Carriage Cares Open featuring keynote speaker, Dwayne Mitchell, one of the 2025 Ky’Saan Piatti Scholarship recipients from the Boys & Girls Clubs of Greater Houston
Diverse Leadership. As it relates to our focus on people, we also believe diversity is a key component to our success and can be found in a number of areas, including thought, gender, race, ethnicity, age and life experience, among many other areas. Diversity, in all senses of the word, continues to expand within Carriage.
Managing Partners Diversity
72%
increase of Female Managing
Partners since 2019

2026 Proxy Statement      19

Carriage Culture
For example, within our decentralized owner/operator model, our entrepreneurial Managing Partners who lead our businesses, are our most critical leaders. Over the course of the past several years, we have seen the number of women serving in our Managing Partner roles steadily increase and, at the end of 2025, we had thirty-eight (38) women serving as Managing Partners for our businesses. More specifically, this represents over thirty-four (34%) percent of our businesses being led by women. Notably, many of our top producing Sales Managers are also women and three members of our Executive Leadership team, along with two members of our Board, are women.
Among our Support Center team of 117 employees, as of December 31, 2025, fifty-two percent (52%) are women and sixty-four percent (64%) are racial or ethnic minorities.
52%
of our Support Center Team
are women
It is important to note that none of these numbers are driven by a standardized approach to diversity. These figures are entirely organic and the result of a culture where we will always seek out the very best talent, regardless of gender, race or age. We will continue to focus on recruiting the very best talent which, in our experience, naturally leads to a broadly diverse team.
With that said, it is our thought diversity of which we are most proud and focused. From our businesses to our Support Center, we encourage our employees to be independent thinkers and drive thoughtful decision-making supported by both data and creativity. We do not subscribe to a “playbook” approach that should be followed by every business, but rather an encouragement to know your employees, customers, and your community and then build a customized approach that best serves those unique stakeholders through passion and excellence. One size most certainly does not fit all at Carriage.
Managing Partners attending our 2025 MP Forum
Our Belief in the Power of People. We believe that when you empower people to make decisions united on our purpose of creating premier experiences through innovation, empowered partnership and elevated service, you will see positive and lasting results occur organically. This starts first with our Managing Partners, who lead our businesses and operate through a shared commitment of respect for our people, our communities, and the services we provide.
For example, as it relates to environmental matters, as our businesses are updated or remodeled, or when we expand our business, we empower our Managing Partners to use energy-efficient lighting, heating, and cooling at their businesses. Our businesses are also encouraged to identify and implement other programs that demonstrate our commitment to operating our businesses in a sustainable manner. A good example of this empowerment includes our “Plant a Tree” program offered through our vendor partners, which reflects the entrepreneurial mindset our businesses possess to challenge what’s possible in providing innovative and elevated service to our customers combined with supporting sustainability efforts to our National Forests and Parks. Through this program, our customers are offered the option to purchase memorial trees in partnership with A Tree to Remember, with one or more trees planted by the Arbor Day Foundation in our National Forests and Parks. Through this memorial tree program, over 16,500 memorial trees were planted in 2025 by the families we served. We are grateful to have offered our families this positive way to commemorate loved ones while creating a beneficial and lasting impact on our environment.
Additionally, we partner with and support our Managing Partners and the businesses they lead from our Support Center, which occupies approximately 57,000 square feet of leased office

20      Carriage Services

Carriage Culture
space in Houston, Texas. The home of our Support Center has obtained a LEED Silver Certification, an ENERGY STAR Certified score of 94 and was a prior MetLife ESG Challenge Award Winner.
Moreover, we operate cemeteries across several states that have been challenged in recent years by drought and other water usage issues, such as California, Texas and Idaho. While we have a duty to perpetually maintain and irrigate these cemeteries, our Managing Partners are sensitive to water issues affecting their local communities. As part of an effort to lessen our impact on municipal water sources in those communities, along with being good community partners, we use, where available, water resources drawn from on-site wells or reclaimed water sources for our cemetery maintenance, irrigation and other activities, as opposed to utilizing municipal or other resource-constrained water sources. As of the date of this Proxy Statement, eighteen (18) of our twenty- nine, or approximately 62%, of our cemeteries utilized on-site wells or reclaimed water sources for our cemetery maintenance, irrigation and other activities, with one cemetery in the process of completing an on-site well.
62%
of our cemeteries utilized on-
site wells or reclaimed water
sources for our cemetery
maintenance, irrigation and
other activities
We believe our approach to operating our businesses leads to not only growth in local markets but shows our commitment to being good community and environmental partners, along with demonstrating the difference our people and businesses can make in the communities they serve, environmental or otherwise, particularly when they are empowered to lead and customize these local approaches.
Sustainability and Supplier Partnership.
More broadly, we recognize the importance of being a positive community partner and operating responsibly, including our approach to our vendors, the goods and merchandise we offer, and meeting the evolving demands of our client families. Building upon the success of the establishment of our new supply chain management department in 2024, which enhanced and improved our approach to resource management, we received commitments during 2025 from several of Carriage’s strategic contractors, suppliers, and manufacturers to adhere to our Supplier Code of Conduct. These commitments from our contractors, suppliers, and manufacturers partners demonstrated the same level of commitment and respect as Carriage to meet certain fundamental expectations of doing business related to, amongst other things, business integrity and sustainability. A copy of our Supplier Code of Conduct can be found on our website at www.carriageservices.com.
More importantly, these supplier and vendor relationships are the primary resource for our Managing Partners to meet the evolving preferences of the client families we serve. For example, as part of the feedback our Managing Partners have provided to us, our businesses have noticed many client families wish to remember their loved ones in a sustainable and eco-friendly manner. Leveraging our supply chain department’s expertise and relationships with our key vendors, we fully implemented a new urn core line that gives our Managing Partners the ability to elevate the experience and services provided to our client families by offering several sustainable and eco-friendly urns. From urns made of biodegradable sand to those made sustainably out of salt, these environmentally sustainable merchandise options provide our Managing Partners the resources to offer elevated (and eco-friendly) services to our client families and further supports our Company’s commitment to operating responsibly.
Our Natural Salt Urn, an eco-friendly, biodegradable
Cremation Urn from our Core Urn Line

2026 Proxy Statement      21

Carriage Culture
Experienced Leadership & Continuous Education, Growth, and Relentless Improvement. Leading our approach to embed our values of innovation, partnership, and service excellence into every layer of our business is our purpose-built Executive Leadership team and Board, who each bring a unique background and set of skills that help drive the Company’s current focus on continuous improvement in all areas, including governance and social and environmental responsibilities. We are committed to seeking feedback from our various stakeholders and finding ways to continuously improve based on these conversations. While we continue to make significant progress in 2025, as detailed in this Proxy Statement, including, for example, the proposal to declassify our Board, we believe there is more opportunity in front of us and look forward to reporting our continued improvement in the years ahead.
As part of our Board’s strategic and risk oversight, the Board continually assesses whether changes to our corporate governance policies and practices are appropriate with regular reviews and updates to not only those policies, but also to our by-laws and committee charters. Our Board is also encouraged to continuously learn and grow through various avenues, including customized evaluations and assessments, and discussions surrounding key topics involving the Company’s future, as well as educational opportunities both presented during Board and Committee meetings, as well as support to gain additional education outside of meetings.
We encourage our shareholders to take the time to learn more about the unique background of each individual member of the Company’s Executive Leadership team and Board to better understand these individuals, their stories, and the impact he or she has had on Carriage’s unique culture.

22      Carriage Services

DIRECTOR COMPENSATION
General
We compensate our non-employee directors through cash payments or unrestricted shares of Common Stock, as elected by the Board member, including retainers. Our Director Compensation Policy provides the following:
Annual Retainer(1)
Board – Independent Director	$150,000
Board – Chair(2)	$20,000
Audit Committee
Chair	$20,000
Member	$—
Compensation Committee
Chair	$15,000
Member	$—
Corporate Governance Committee
Chair	$10,000
Member	$—

(1)
Paid on a quarterly basis in either cash or Common Stock. Retainers are not paid to employee directors.

(2)
The Chair receives this annual retainer in addition to the retainer paid to other Independent Directors.

Our independent directors are compensated in accordance with our Director Compensation Policy, which is reviewed and evaluated annually by the Compensation Committee of the Board. On April 2, 2024, following a review of the Director Compensation Policy, which included evaluating compensation benchmarking by a third-party consultant, Pearl Meyer, the Compensation Committee recommended and approved, effective on that same date, a revised Director Compensation Policy that provided for (1) an increase in the quarterly retainer for each independent director, and (2) adjusted the annual retainer for the Chair of the Board and each of the committee chairs.
Specifically, our Director Compensation Policy provides that each independent director is entitled to a quarterly retainer of  $37,500 payable in cash and/or unrestricted shares of our Common Stock at the end of each quarter. Additionally, the Chair of the Board, so long as he or she is an independent director, and the Chair of our Audit Committee shall be entitled to an additional annual retainer of  $20,000, the Chair of our Compensation Committee is entitled to an additional annual retainer of  $15,000, and the Chair of our Corporate Governance Committee is entitled to an additional annual retainer of  $10,000, which are payable in quarterly installments at the end of each quarter.
Our Director Compensation Policy further provides the option for any director to elect to receive their annual retainer, which is paid in quarterly installments, in unrestricted shares of our Common Stock by providing written notice to the Company. The number of shares of such Common Stock shall be determined by dividing the cash amount of the retainer by the closing price of our Common Stock on the date of grant, which shall be the last business day of each quarter. Such Common Stock shall vest immediately upon grant. Any written notice to receive the retainer in Common Stock shall remain in effect until notice otherwise is made in writing.
Our Director Compensation Policy also provides that any new independent director will receive a one-time grant of  $25,000 (in addition to the independent director annual retainer prorated at the time the new director is elected to the Board) upon election to the Board, which can be taken in cash or unrestricted shares of our Common Stock. The number of shares of such Common Stock will be determined by dividing the cash amount by the closing price of our Common Stock on the date of grant, which will be the date of election to the Board. Pursuant to our Director Compensation Policy any such new director grant shall vest immediately.
Our Director Compensation Policy further provides that our employee directors are not separately compensated for their service as directors.

2026 Proxy Statement      23

DIRECTOR COMPENSATION
To further align our directors’ interests with the long-term interests of our shareholders, the Board’s Compensation Committee previously adopted a Share Ownership Guidelines and Share Retention Policy (the “Share Ownership Guidelines”) applicable to each director, which aligns the financial interests of our directors with those of the Company’s shareholders by establishing share ownership requirements for each of our independent directors equivalent to one (1) time the annual retainer as set forth in our Director Compensation Policy. Each independent director is required to satisfy the minimum share ownership requirement within the later of three (3) years following the effective date of the Share Ownership Guidelines or three (3) years after joining the Board.
As of the date of this Proxy Statement, each of our independent directors have satisfied the minimum share ownership requirements pursuant to our Share Ownership Guidelines.
Director Compensation Table
The following table sets forth a summary of the compensation we paid to our non-employee directors in 2025:
Name	Fees Paid in Cash	Fee Paid in Stock(5)	Total
Donald D. Patteson, Jr.(1)	$185,000	$—	$185,000
Chad Fargason(2)	$168,000	$—	$168,000
Douglas B. Meehan	$150,000	$—	$150,000
Julie Sanders(3)	$127,214	$47,786	$175,000
Dr. Edmondo Robinson(4)	$67,032	$99,968	$167,000
Somer Webb	$66,155	$98,845	$165,000

(1)
Mr. Patteson received a fee of  $15,000 related to his participation on a special committee during 2024, which concluded in early 2025. Mr. Patteson’s fees also include a prorated annual retainer paid for his service as the Non-Executive Chair of the Board, which began on February 24, 2025, along with a prorated annual retainer paid for his service as the Chair of the Audit Committee, which concluded on February 24, 2025.

(2)
Mr. Fargason received a fee of  $15,000 related to his participation on a special committee of the Board during 2024, which concluded in early 2025. Mr. Fargason’s fees also include a prorated annual retainer paid for his service as the Non-Executive Chair of the Board, which concluded on February 24, 2025.

(3)
Ms. Sanders received a fee of  $15,000 related to her participation on a special committee during 2024, which concluded in early 2025.

(4)
Dr. Robinson’s fees also include a prorated annual retainer paid for his service as the Chair of the of the Audit Committee, which began on February 24, 2025.

(5)
Reflects the aggregate fair value of the unrestricted shares of Common Stock issued as payment for the quarterly retainers. The fair value is based on the closing stock price on the last trading day of the respective period as follows:

	Chad Fargason	Donald D. Patteson, Jr.	Douglas B. Meehan	Dr. Edmondo Robinson	Julie Sanders	Somer Webb
March 31, 2025
Number of shares	—	—	—	610	618	638
Stock price	$—	$—	$—	$38.75	$38.75	$38.75
June 30, 2025
Number of shares	—	—	—	556	173	540
Stock price	$—	$—	$—	$45.74	$45.74	$45.74
September 30, 2025
Number of shares	—	—	—	572	179	555
Stock price	$—	$—	$—	$44.54	$44.54	$44.54
December 31, 2025
Number of shares	—	—	—	601	188	584
Stock price	$—	$—	$—	$42.30	$42.30	$42.30

24      Carriage Services

PROPOSAL NO. 2:
APPROVAL OF AN AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO DECLASSIFY OUR BOARD OF DIRECTORS
We are submitting for shareholder approval an amendment to our Amended and Restated Certificate of Incorporation (the “Restated Certificate”) to remove the classification of the Board and to provide for the annual election of directors at the 2027 Annual Meeting of Shareholders. Our Restated Certificate currently provides that the Company’s directors are divided into three classes, with the term of one class expiring at each annual meeting and the directors in each class serving a three-year term. As previously communicated to our shareholders, our Board committed to the declassification of the board of directors as part of our commitment to continual improvement of our corporate governance practices. Accordingly, on February 25, 2026, our Board, upon recommendation from our Corporate Governance Committee, adopted an amendment to our Restated Certificate (the “Declassification Amendment”) that would provide for the annual election of all directors, subject to the approval of this proposal by our shareholders at the Annual Meeting. For reasons more fully outlined below, the Board recommends that shareholders approve the Declassification Amendment.
The Declassification Amendment to our Restated Certificate proposed by this Proposal No. 2 is included with this Proxy Statement as Appendix A. This description of such amendments is qualified in its entirety by reference to the text of the Declassification Amendment as set forth in Appendix A. To the extent there is a conflict between this summary and the actual terms of the Declassification Amendment and our Restated Certificate, the terms of the Declassification Amendment and our Restated Certificate will govern
Reasons Why You Should Vote to Approve the Declassification Amendment
Our Board, along with the Corporate Governance Committee, have carefully considered the merits of annually elected and staggered boards, evaluating current corporate governance practices, the size, structure, composition and functioning of our Board. In connection with this process, our Board, and the Corporate Governance Committee, has spent time carefully reviewing the various considerations for and against maintaining a classified board structure, and reviewed perspectives previously received from shareholders through our ongoing shareholder engagement. As communicated to our shareholders in last year’s Proxy Statement, our Board is committed to the declassification of the election of directors as part of our continued improvement in our governance practices. Our Board and Corporate Governance Committee recognize that a classified board structure can have the advantages of promoting board continuity and stability, encouraging long-term perspectives in pursuing our strategic initiatives, and providing a better negotiating position from which to respond to attempts by shareholders seeking short-term gains while at the same time providing accountability to our shareholders. At the same time, our Corporate Governance Committee and Board recognize that an increasing number of companies provide for annual election of directors, many shareholders believe annual elections improve director accountability, and adopting this structure will enhance the Board’s corporate governance practices. After weighing these considerations, our Board (acting on the recommendation of our Corporate Governance and Nominating Committee) has determined that it is in the best interests of the Company and its shareholders to amend the Restated Certificate to immediately declassify the Board and recommends that shareholders approve the Declassification Amendment.
If approved by our shareholders, the Declassification Amendment would immediately declassify our Board such that, beginning with the election of directors at the 2027 Annual Meeting of Shareholders, all directors will be elected for a term expiring at the next annual meeting of shareholders.
Required Vote
Approval of this proposal and the Declassification Amendment requires the affirmative vote of the holders of not less than 80% of the votes of the outstanding shares of the Company entitled to vote, voting together as a single class. Because brokers may may not cast a vote on this Proposal No. 2 without instruction, it is very important that shareholders vote their shares.

2026 Proxy Statement      25

Proposal No. 2 APPROVAL OF AN AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO DECLASSIFY OUR BOARD OF DIRECTORS
If our shareholders approve this Proposal No. 2, the Company will file with the Delaware Secretary of State the Declassification Amendment, which will become effective upon filing. In addition, our Board will approve, if necessary, any conforming amendments to the Company’s Amended and Restated Bylaws (the “Bylaws”). The subsequent effectiveness of any amendment to our Bylaws is contingent upon the effectiveness of the Declassification Amendment contemplated by this Proposal No. 2.
Except as highlighted in this Proposal No. 2, the Declassification Amendment does not materially amend any of section or provisions of our Restated Certificate. Our Board retains the discretion to abandon the amendments and not implement them at any time before they become effective. If shareholders do not approve this Proposal No. 2, our Board will remain classified, and directors will continue to be elected in accordance with our Restated Certificate as if the Declassification Amendment did not apply and was not adopted by the Board.

FOR THE REASONS STATED ABOVE, THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO DECLASSIFY OUR BOARD OF DIRECTORS.

26      Carriage Services

SECURITY OWNERSHIP OF DIRECTORS, EXECUTIVE OFFICERS AND CERTAIN BENEFICIAL OWNERS
Stock Ownership of Management
The following table sets forth, as of March 13, 2026, the number of shares beneficially owned and the percentage of the Common Stock held by: (1) each of our directors and director nominees, (2) our Principal Executive Officer and Principal Financial Officer, (3) our other executive officers named in the Summary Compensation Table set forth under “Executive Compensation,” and (4) all our current executive officers and directors as a group. Under the rules of the SEC, on any day, a person is deemed to own beneficially all securities as to which that person owns or shares voting or investment power, as well as all securities which such person may acquire within 60 days of such date through the exercise of currently available conversion rights or options. Except as otherwise stated in the notes to the table, each person named in the table below has sole voting and investment power with respect to the shares indicated.
Beneficial Owner	Common Stock	Stock Options(1)	Number of Shares Beneficially Owned	Percent of Common Stock
Carlos R. Quezada	109,110	131,551	240,661	1.5%
Steven D. Metzger	83,634	101,564	185,198	1.2%
Rob P. Franch	25,454	18,960	44,414	*
John Enwright	15,217	—	15,217	*
Kathy Shanley	11,616	—	11,616	*
Sam A. Mazzu, III	8,219	6,090	14,309	*
Donald D. Patteson, Jr.(2)	64,414	—	64,414	*
Douglas B. Meehan(3)	34,951	—	34,951	*
Chad Fargason	25,926	—	25,926	*
Somer Webb	10,010	—	10,010	*
Julie Sanders	4,099	—	4,099	*
Dr. Edmondo Robinson	3,490	—	3,490	*
All current directors and executive officers as a group (12 persons)	396,140	258,165	654,305	2.7%

*
Indicates less than 1%.

(1)
The ownership of stock options shown in the table includes shares of Common Stock which may be acquired within 60 days upon the exercise of outstanding stock options granted under our stock option plans. For unexercisable stock options, see “Executive Compensation — Outstanding Equity Awards at Fiscal Year-End” in this Proxy Statement.

(2)
Mr. Patteson’s holdings include 1,000 shares of Common Stock held by his spouse in a trust of which she is the trustee and which Mr. Patteson has power of attorney.

(3)
Mr. Meehan’s holdings include 32,905 shares of Common Stock held jointly by himself and his spouse.

2026 Proxy Statement      27

Security Ownership of Directors, Executive Officers and Certain Beneficial Owners
Stock Ownership of Certain Beneficial Owners
As of March 13, 2026, the persons named below were, to our knowledge, the only beneficial owners of more than 5% of our outstanding Common Stock, determined in accordance with Rule 13d-3 of the Exchange Act, other than directors and executive officers whose beneficial ownership is described in the previous table.
Beneficial Owner	Number of Shares Beneficially Owned	Percent of Common Stock
FMR, LLC(1) 245 Summer Street, Boston, MA 02210	2,211,892	13.95%
Vineyard Capital Partners, LLC(2) 3431 Cedar Lane, Tallahassee, FL 323212	1,100,000	6.94%

(1)
Based solely on Schedule 13G filed with the SEC on May 12, 2025. FMR, LLC has sole voting power as to 2,210,712 shares and sole dispositive power as to 2,211,892 shares.

(2)
Based solely on Schedule 13G filed with the SEC on February 12, 2026. Vineyard Capital Partners, LLC has shared voting power as to 1,100,000 shares and shared dispositive power as to 1,100,000 shares.

Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file with the SEC and the NYSE reports of ownership and changes in ownership of Common Stock and other of our equity securities on Forms 3, 4, and 5, and to furnish us with copies of all Forms 3, 4, and 5 they file.
The Company believes, based solely on our review of the copies of such forms and written representations from reporting persons, that all filings required to be made under Section 16(a) of the Exchange Act were timely made for the fiscal year ended December 31, 2025, except for the following instances:
•
On April 25, 2025, a late Form 4 was filed for Mr. Carlos R. Quezada related to the grant of 20,731 performance awards on March 7, 2025.

•
On April 25, 2025, a late Form 4 was filed for Mr. Steven D. Metzger related to the grant of 13,605 performance awards on March 7, 2025.

•
On April 25, 2025, a late Form 4 was filed for Mr. John Enwright related to the grant of 8,260 performance awards on March 7, 2025.

•
On April 25, 2025, a late Form 4 was filed for Mrs. Kathryn Shanley related to the grant of 6,317 performance awards on March 7, 2025.

•
On April 25, 2025, late Form 4s were filed for Messrs. Rob P. Franch and Shane Pudenz related to the grant of 7,094 performance awards each on March 7, 2025.

•
On August 12, 2025, a late Form 4 was filed for Mr. Carlos Quezada related to the sale of 4,250 shares of Common Stock on August 7, 2025.

28      Carriage Services

COMPENSATION COMMITTEE REPORT
The Compensation Committee of the Board of Directors (the “Compensation Committee”) of Carriage Services, Inc. (“Carriage”) has reviewed and discussed Carriage’s Compensation Discussion and Analysis with Carriage management. Based on such review and discussions, the Compensation Committee has recommended to the Board of Directors of Carriage that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference into the Annual Report on Form 10-K for the fiscal year ended December 31, 2025.
Compensation Committee
Somer Webb, Chair
Chad Fargason
Douglas B. Meehan
Donald D. Patteson, Jr.
Dr. Edmondo Robinson
Julie Sanders
March 27, 2026

2026 Proxy Statement      29

EXECUTIVE MANAGEMENT
The following table sets forth the name, age, and title of our Executive Officers as of the date of this Proxy Statement. Our Executive Officers serve at the discretion of our Board. There are no family relationships between any of our directors and our Executive Officers. In addition, there are no arrangements or understandings between any of our Executive Officers and any other person pursuant to which any person was selected as an executive officer.
The Executive Officers of the Company are as follows:
Name	Age	Title
Carlos R. Quezada	55	CEO & Vice Chair of the Board (Principal Executive Officer)
Steven D. Metzger	48	President & Chief Operating Officer
John Enwright	53	Senior Vice President, Chief Financial Officer & Treasurer (Principal Financial Officer)
Sam A. Mazzu, III	45	Vice President, General Counsel & Secretary
Rob P. Franch	52	Chief Information Officer
Kathryn Shanley	57	Chief Accounting Officer (Principal Accounting Officer)
The biographical information for Mr. Quezada is located under “Proposal No. 1: Election of Class III Directors — Continuing Directors.”
Steven D. Metzger Age: 48
Steven D. Metzger joined Carriage in May 2018 and serves as our President and Chief Operating Officer. Previously, Mr. Metzger served as the Company’s President and Secretary from June 2023 until his promotion in February 2026. Prior to that, he served as the Company’s Executive Vice President, Chief Administrative Officer, General Counsel & Secretary from June 2021 until his promotion in June 2023. Prior to joining Carriage, Mr. Metzger served as Senior Vice President, General Counsel and Secretary for a publicly traded company in the restaurant industry. Prior to that, he spent seven years with Service Corporation International (“SCI”) where he served in various leadership roles including Managing Counsel for the Legal Department and Chief Compliance Officer for SCI’s registered investment advisor. Mr. Metzger began his career as a litigator at a Houston law firm and received both his B.A. in Government and his Juris Doctorate from the University of Texas at Austin.

John Enwright Age: 53
John Enwright joined Carriage in January 2025 and serves as our Senior Vice President, Chief Financial Officer and Treasurer. Prior to joining Carriage, Mr. Enwright most recently served as the Chief Financial Officer for Edible Brands, LLC, starting in 2024. Prior to that, he served as Chief Financial Officer for Vera Bradley, Inc., a publicly traded retail company and leading designer of women’s handbags, luggage, and other accessories (“Vera Bradley”), from 2017 to 2023, leading its financial reporting, financial planning, M&A, treasury, real estate, investor relations and supply chain activities. Prior to 2017, Mr. Enwright served as Vera Bradley’s Vice President of Financial Planning and Analysis from 2015 to 2017, where he was responsible for financial planning and analysis and forecasting. Prior to joining Vera Bradley, he was Director of Finance — Americas for Tiffany and Company, where he held various roles of increasing responsibility from 1999 to 2014, which included leading, executing and advising on financial planning and analysis, treasury and continual business improvement activities. Mr. Enwright has an M.B.A. in Finance from Seton Hall University and a B.S. in Accounting from Montclair State University.

30      Carriage Services

Executive Management
Sam A. Mazzu, III Age: 45
Sam A. Mazzu, III serves as our Vice President, General Counsel and Secretary. Mr. Mazzu joined Carriage in November 2019 as Legal Counsel and most recently served as the Company’s Managing Director of Legal, Assistant General Counsel and Assistant Secretary from February 2024 until his promotion in February 2026. Prior to that, he was Assistant General Counsel and Assistant Secretary for Carriage from 2023 to 2024 and Senior Legal Counsel from 2022 to 2023. Prior to joining Carriage, Mr. Mazzu spent over twelve years with Marathon Oil Corporation where he served in various legal roles including Senior Attorney in the Corporate and Finance group of the Legal Department. Mr. Mazzu began his career as in-house legal counsel for Marathon Oil in 2007 and received his B.B.A. in Finance and International Business from Baylor University and his Juris Doctorate from the Thurgood Marshall School of Law.

Rob P. Franch Age: 52
Rob P. Franch serves as our Chief Information Officer and joined Carriage in April 2022. Prior to joining Carriage, Mr. Franch served as the Chief Technology Officer for Cushman & Wakefield from 2014 to 2022, where he led the application, infrastructure and collaboration delivery to over 48,000 colleagues across 60 countries. Mr. Franch has also held previous senior leadership roles for AON Corporation, Bank of America, and LaSalle Bank. Mr. Franch is a graduate of the University of Iowa.

Kathryn Shanley Age: 57
Kathryn Shanley serves as our Chief Accounting Officer and joined Carriage in March 2024. Prior to joining Carriage, Ms. Shanley served as the Assistant Vice-President and Assistant Controller for SCI from 2014 to 2024 and Director of Operational Accounting from 2011 to 2014. Ms. Shanley joined SCI in 1994 and has held various roles of increasing responsibility, leading SCI’s financial reporting, general accounting and auditing functions. Ms. Shanley is Certified Public Accountant and has a M.S. and B.S. in Business Administration from LeTourneau University.

2026 Proxy Statement      31

COMPENSATION DISCUSSION AND ANALYSIS
The following Compensation Discussion and Analysis describes in detail the compensation paid to our Named Executive Officers (“NEOs”) listed in the Summary Compensation Table. This section is designed to provide our shareholders with insight into, and an understanding of, our compensation programs and practices, along with the decision-making process as it relates to the compensation of our NEOs.
For 2025, our NEOs were:
Name	Title
Carlos R. Quezada	CEO & Vice Chair of the Board (Principal Executive Officer)
John Enwright	Executive Vice President, Chief Financial Officer & Treasurer (Principal Financial Officer)
Kathryn Shanley(1)	Chief Accounting Officer (Interim Principal Financial Officer and Principal Accounting Officer)
Steven D. Metzger	President & Chief Operating Officer
Rob P. Franch	Chief Information Officer

(1)
In connection with the resignation of our previous Executive Vice President, Chief Financial Officer & Treasurer, the Company’s Board appointed Kathryn Shanley, the Company’s Chief Accounting Officer, as the Company’s Interim Principal Financial Officer, effective June 6, 2024, until a permanent replacement was identified. Effective January 2, 2025, John Enwright was appointed to serve as the Company’s Senior Vice President, Chief Financial Officer and Treasurer (Principal Financial Officer). Upon the effective date of Mr. Enwright’s appointment, Ms. Shanley transitioned back to serving as the Company’s Chief Accounting Officer.

Continued Focus on Aligning Compensation with Creation of Shareholder Value
During 2025, Carriage continued to align performance driven financial metrics with short-term and long-term incentive compensation for our NEOs and broader executive leadership team (collectively, our “Executive Leadership team”). Since 2024, there are no longer any discretionary components to executive incentive compensation. As part of the Compensation Committee’s continued focus in 2025 to identify financial metrics that best align with the Company’s strategic goals each year for short-term incentive compensation plans, the Compensation Committee reaffirmed its previous determination that Adjusted Consolidated EBITDA growth was the most meaningful metric for our Executive Leadership team to focus on as the Company looked to drive shareholder value through several new focuses. The Executive Leadership team led efforts that resulted in Adjusted Consolidated EBITDA growing by more than 15% and revenue growing over 9% over the past three years.

For 2025, the Compensation Committee approved long-term incentive grants for our Executive Leadership team that consist half of restricted stock units with a three-year vest, and the other half in the form of

32      Carriage Services

Compensation Discussion and Analysis
performance share units, that vest, it at all, upon the achievement of certain predetermined Adjusted Consolidated EBITDA growth rates over a three-year period (see the “Long-Term Equity-Based Incentives” section on pages 40 for additional details).
Additionally, the Compensation Committee previously introduced a Share Ownership Guidelines and Share Retention Policy (the “Share Ownership Guidelines”) for both the Board and the Executive Leadership team, which were adopted in 2024, applicable to each member of the Executive Leadership team, which further aligns the financial interests of each of our executives with those of the Company’s shareholders. Specifically with respect to the our Named Executive Officers, the following minimum share ownership requirements must be satisfied within the later of five (5) years following the effective date of the Share Ownership Guidelines or five (5) years after becoming an executive:
•
Three (3) times the annual base salary for our CEO, Mr. Quezada;

•
Two (2) times the annual base salary for our President and Chief Operating Officer, Mr. Metzger; and

•
One (1) time the annual base salary for all other NEOs.

As of the date of this Proxy Statement, Messrs. Quezada, Metzger, and Franch had each met the minimum share ownership requirements as required by our Share Ownership Guidelines.
Looking ahead, the Compensation Committee continues to focus on the design of our long-term incentive compensation plans to ensure those plans incentivize executives through both value creation and ownership.
Compensation Philosophy and Practices
Carriage’s executive compensation programs align our executive pay with the Company’s operational and financial performance, as well as support our short-term and long-term business objectives. The Compensation Committee consists entirely of independent Board members and is responsible for the approval and oversight of compensation and employment agreements affecting Carriage’s NEOs.
During 2025, the Compensation Committee continued to implement an executive compensation philosophy (the “Philosophy”), which focuses on Company performance and individual leadership and contributions. The Philosophy may be summarized in this manner:
•
to attract, motivate, and retain exceptional leadership talent. These leaders are expected to improve on the Company’s operating performance through attracting and motivating individual business and Support Center leaders with strong leadership characteristics, continuously enhance our service to families and support functions, and make sound decisions regarding long-term shareholder value creation, particularly involving capital allocation;

•
to provide transparency between pay, commensurate with individual and team contribution, and our annual and long-term Company performance;

•
to motivate, reward, retain and reinvest in key leadership that has established a proven record of success over time; and

•
to align Executive Leadership interests with what is best for the Company and thus, what is best for our shareholders.

2026 Proxy Statement      33

Compensation Discussion and Analysis
What We Do

Pay for Performance

•
All of our 2025 executive compensation is performance-based and is tied to our financial performance over the intermediate to long-term period (see the “Annual Cash Incentive Bonuses” and “Long-Term Equity-Based Incentives” sections beginning on pages 38 and 39, respectively, for additional details).

•
Our CEO’s and NEO’s 2025 annual cash incentive was made in connection with the achievement of a predetermined Adjusted Consolidated EBITDA growth target.

•
Our 2025 long-term incentive program is designed to both retain our executive talent and incentive leadership to focus on long-term value creation. We believe this program will lead to significant shareholder value creation, if achieved.

Anti-Hedging Policy

•
The Company’s Insider Trading and Anti-Hedging Policy includes provisions that specifically prohibit all employees, including our NEOs and Directors, from entering into any financial instrument or otherwise engage in any transactions that hedge or offset any decrease in the market value or limit the ability to profit from an increase in the market value of the Company’s stock. The Company’s policy also prohibits all employees, including our NEOs and Directors, from buying or selling warrants, puts or calls, options, forward transactions or other derivative securities or instruments involving the Company’s stock. Our Corporate Governance Committee is responsible for reviewing the Company’s compliance programs, including our Insider Trading and Anti-Hedging Policy.

Mitigate Risk

•
We have trading guidelines for officers and directors.

•
We have a Compensation Recovery Policy and clawback provisions that permit the Board to pursue recovery of incentive payments if the payment would have been lower based on restated financial results.

Manage Dilution

•
We regularly evaluate share utilization levels within our long-term incentive plans and we manage the dilutive impact of stock-based compensation to appropriate levels.

•
Under our Board authorized share repurchase program, we had, at March 17, 2025, approximately $48.9 million of share repurchase authorization remaining and have not repurchased under our authorized share repurchase program since June 30, 2022.

What We Do Not Do
No repricing of underwater stock options.

No option exercise prices below 100% of fair market value on the date of grant.

No inclusion of long-term incentive awards in cash severance calculations as part of employment agreements.

No excise tax gross-ups upon change in control.

We regularly engage with shareholders on all matters regarding the Company’s results, operations, leadership and culture including other topics such as executive compensation, retention, and succession planning. Mr. Enwright leads our investor relations function engaging in various investor meetings throughout the year, with significant involvement from Messrs. Quezada and Metzger. Our ongoing outreach program allows the Executive Leadership team the opportunity to continually address any questions regarding our compensation philosophy and alignment with the interests of our shareholders.

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Compensation Discussion and Analysis
Consideration of Previous Shareholder Advisory Vote
The Compensation Committee also considers the outcome of the Company’s advisory shareholder vote on our NEO compensation program and any associated shareholder outreach efforts when making compensation decisions. At our 2025 Annual Meeting of Shareholders, our shareholders expressed stronger support for the Company’s proposal to ratify our NEO compensation program (approximately 95% support) than they did in 2024 (approximately 84% support). We believe this reflected strong alignment with our shareholders and their ongoing support of our compensation Philosophy and practices. Additionally, this support was the result of our continued efforts to increase shareholder engagement, along with our related commitment to implement specific performance driven financial metrics for short-term and long-term incentive compensation plans.
While the shareholder vote to ratify our executive compensation is non-binding and advisory, we will continue to strive to understand and respond to shareholder feedback.
Elements of Compensation
Each element of our executive compensation program for NEOs has been designed to align with our Philosophy and our goal of growing the intrinsic value of Carriage per share for our long-term shareholders through disciplined capital allocation and a continuous improvement mindset.
The Compensation Committee engaged a third-party executive compensation consultant (Pearl Meyer) in 2024 to identify a peer group and benchmarks, and provide feedback on executive compensation. Following the work performed by Pearl Meyer, they recommended no changes be made to the compensation of any of our Named Executive Officers, but did recommend introducing metric-based incentive compensation plans, which have since been implemented by the Compensation Committee.
The allocation between cash and equity compensation, and between short-term and long-term incentives, is determined based on the discretion of the Compensation Committee. The ultimate allocation will depend on our future company and individual performance and potentially future changes in our share price. If vesting targets are achieved, it is likely that a substantial percentage of the amount realized will be from long-term, equity-based incentives, which is consistent with our Philosophy and our commitment to long-term value creation for our shareholders. We believe the elements of our compensation structure create incentives for the executives to take actions and make decisions that will benefit Carriage over the long-term and create long-term value for our shareholders.

2026 Proxy Statement      35

Compensation Discussion and Analysis
Compensation designed for our executive officers consists of:
Pay Element	Description	Purpose
Base Salary	Fixed compensation, subject to annual review and change due to responsibility, performance, and strategic performance.	Provide competitive base pay to hire and retain key talent. Reflect roles, responsibilities, experience and performance.

Short-Term Incentives	Annual cash performance payment. For all NEOs, this award is based entirely on achievement of financial metrics approved by the Compensation Committee.
Provide market competitive cash incentive opportunities that will motivate our executives to achieve and exceed annual financial goals.
Align management and shareholder interests by linking pay and performance.

Long-Term Incentives	Restricted Stock:	Time-based awards vesting over a minimum of three years.	Provide market competitive equity award opportunities that will align executive interests with our shareholders and support the retention of key talent.
	Performance Shares:	The number of performance shares earned by an executive officer, if any, is based on performance over a multi-year period against specific financial and performance goals.	Encourage retention of executives who enhance our ability to create long-term shareholder value. Motivate executives to deliver long-term sustained growth and strong total shareholder return.
	LTI Bridge Award:	Interim bridge award (for 2025 and 2026 only), payable in cash, based entirely on achievement of financial metrics approved by the Compensation Committee.	Addresses two-year LTI compensation program gap related to the award of new three-year PSU awards.

Retirement and Other Benefits
Group health and welfare benefit programs and tax-qualified retirement plans, along with a deferred and non-deferred compensation plan. NEOs may be reimbursed for executive physicals and fitness and club memberships for certain executives.
Provide for current and future needs of the executives and their families. Enhance recruitment and retention.

Post-Termination Compensation	Our NEOs are party to employment agreements whereby they may be entitled to certain payments upon termination as more fully described herein.	Enhance retention and attraction of management by providing employment protection.
We regularly review how our levels of compensation align with performance and how our mix of pay (base salary versus annual cash incentives and long-term incentives) will allow us to attract and retain executive level leaders, while motivating these leaders to execute upon both annual and long-term goals.
Employment Agreements
All of our NEOs who are currently employed by the Company, have employment agreements with the Company (the “Agreements”). Each of these Agreements are for an initial term through December 31, 2026. These Agreements obligate the Company to make certain payments and provide certain benefits to the Company’s executive officers upon a qualifying termination of employment as defined within the Agreements. Pursuant to the Agreements, the executive officers agreed to certain non-competition provisions and other restrictive covenants during the term of his or her employment and for a period of time thereafter. The Agreements supersede any prior agreements entered into by the Company and any of the executive officers. The Agreements for all of the executive officers are identical, except as noted herein.
The Agreements establish, among other things, (a) a minimum base salary, (b) minimum target bonus amounts (expressed as a percentage of base salary), and (c) post-termination payments due in certain scenarios. For a description of the post-termination benefits provided for in the Agreements, see the “Potential Payments Upon Termination” section as further discussed herein.
Compensation Evaluation Process
Our Compensation Committee has final approval regarding recommendations of executive officer compensation. Mr. Quezada’s role as our CEO in determining executive compensation is to make compensation recommendations to the Compensation Committee based on his assessment of the individual performance of

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Compensation Discussion and Analysis
each executive officer in relation to our overall Company performance. Management’s role in determining executive compensation includes:
•
developing, summarizing, and presenting compensation information and analysis (generally for one to five years) to enable our Compensation Committee to execute its responsibilities, as well as addressing specific requests for information from our Compensation Committee;

•
developing recommendations for executive officer’s short-term and long-term incentive plans for consideration by our Compensation Committee and reporting to our Compensation Committee regarding achievement against these plans;

•
preparing long-term incentive award recommendations for our Compensation Committee’s approval; and

•
attending our Compensation Committee’s meetings as requested in order to provide additional information, respond to questions, and otherwise assist our Compensation Committee.

Given our unique organizational culture and the particular sector in which we belong, there are few direct, public company peers. We will review market compensation and direct peer group data in connection with our internal review of the roles and responsibilities of each of our executive positions in order to determine competitive pay levels for each executive officer of the Company, including our NEOs.
During 2024, the Compensation Committee engaged an independent, third party compensation consultant, Pearl Meyer, to identify peer group data, review and assess all executive compensation, and provide the Committee with recommendations. As a result of this engagement, the compensation consultant did not recommend any changes to the base salaries and performance targets of our Named Executive Officers, but did recommend the Committee introduce financial metric driven incentive compensation plans, which the Committee has since done.
CEO Compensation
Mr. Quezada’s average annual total compensation was $3.2 million over the last four years, which reflects compensation paid to Mr. Quezada in his prior non-CEO roles, as a result of Mr. Quezada joining the Company in 2020 and becoming CEO beginning June 21, 2023. The Compensation Committee believes that this compensation and any additional realized compensation from the increase in equity value is commensurate with the high level of operating and financial performance by Carriage.
The charts below depict the 2025 mix of total direct compensation (base salary, cash incentive bonus, and long-term equity-based incentives) for Mr. Quezada, our CEO and Vice Chair, and our other NEOs as a whole. The long-term equity-based incentives are composed of restricted stock awards, which were valued at $41.54 using the closing stock price on the grant date, and performance awards which were valued at $38.89 per share calculated using the closing stock price on the grant date (refer to “Long-Term Equity-Based Incentives” on page 39 for additional details).
A portion of the 2025 compensation of our NEOs is considered at-risk and is directly affected by our financial results and stock price, both in the amount of total cash compensation earned and the value of outstanding long-term equity awards. As such, 77% of Mr. Quezada’s total direct compensation and, on average 72% of our other NEOs total direct compensation, is variable and directly affected by both the Company’s and each NEOs’ performance.

2026 Proxy Statement      37

Compensation Discussion and Analysis
Base Salaries
The base salary for each of our NEOs is determined on an individual basis, taking into account such factors as the duties, experience, and levels of responsibility of each executive. Base salaries for our NEOs, are evaluated annually and adjustments are approved by our Compensation Committee based on its evaluation of individual performance.
Our Compensation Committee approved the following annual base salaries of our NEOs for 2025:
Named Executive Officers
Carlos R. Quezada	$850,000
Steven D. Metzger	$625,000
John Enwright	$425,000
Kathryn Shanley(1)	$340,000
Rob Franch	$365,000

(1)
In connection with the resignation of the previous Executive Vice President, Chief Financial Officer & Treasurer, the Company’s Board appointed Kathryn Shanley, the Company’s Chief Accounting Officer, as the Company’s Interim Principal Financial Officer, effective June 6, 2024, until a permanent replacement was identified. Effective January 2, 2025, John Enwright was appointed to serve as the Company’s Senior Vice President, Chief Financial Officer and Treasurer (Principal Financial Officer). Upon the effective date of Mr. Enwright’s appointment, Ms. Shanley transitioned back to serving as the Company’s Chief Accounting Officer.

Annual Cash Incentive Bonuses
Our annual cash incentive bonus payment is based entirely on achievement of financial metrics approved by the Compensation Committee, which for 2025 was a previously approved Adjusted Consolidated EBITDA growth target of four (4%) to achieve 100% of the target payout. Annual cash incentive bonus payout results may be at or below the target based on the Company’s actual performance and the discretion of the Compensation Committee. There is no guaranteed minimum payout and payouts are capped at 200% of each NEO’s target award.
Carlos R. Quezada, CEO
The 2025 cash incentive bonus of $1,069,938 for Mr. Quezada was determined at the Compensation Committee meeting held in February 2026 and was made entirely in connection with the Company’s achievement of a previously approved Adjusted Consolidated EBITDA growth target.
Other Named Executive Officers
The 2025 cash incentive bonuses for Messrs. Metzger, Enwright, and Franch, and Ms. Shanley were determined at the Compensation Committee meeting held in February 2026 and were made entirely in connection with the

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Compensation Discussion and Analysis
Company’s achievement of a previously approved four (4%) Adjusted Consolidated EBITDA growth target. For 2025, the Compensation Committee considered the Company’s achievement of the previously approved Company’s Adjusted Consolidated EBITDA growth target, along with the impact of certain unplanned divestitures that occurred during the year. As a result, the Compensation Committee approved the 2025 cash incentive bonus payout to Messrs. Metzger, Enwright, and Franch, and Ms. Shanley at 101% of the target, which reflected achievement at slightly above the previously approved Adjusted Consolidated EBITDA growth target assuming those certain unplanned divestitures had not occurred.
The table below sets forth the 2025 base salary, the incentive bonus targets, and the actual incentive bonus payments, as a percentage of base salary, for Messrs. Quezada, Metzger, Enwright, and Franch, and Ms. Shanley.
Named Executive Officers	Annual Base Salary	Target(1)	Target Payout	% Payout of Target	Individual 2025 Bonus Paid(2)
					Amount Paid	% of Salary
Carlos R. Quezada	$850,000	125%	$1,062,500	101%	$1,069,938	126%
Steven D. Metzger	$625,000	125%	$781,250	101%	$786,719	126%
John Enwright	$425,000	75%	$318,750	101%	$320,981	76%
Kathryn Shanley	$340,000	50%	$170,000	101%	$171,190	50%
Rob Franch	$365,000	50%	$182,500	101%	$183,778	50%

(1)
Target is based on a percentage of base salary in effect in 2025.

(2)
Actual cash incentive bonus paid in 2026 for performance in 2025.

Long-Term Equity-Based Incentives
We maintain the 2017 Omnibus Incentive Plan (the “2017 Plan”) pursuant to which we have granted our NEOs restricted stock, stock options, or performance-based stock awards.
Annual Long-Term Incentive Grants
Restricted stock and performance awards may be awarded by our Compensation Committee after consideration of each individual’s performance toward our recent financial performance goals, as well as expected contributions to our long-term success. Our Compensation Committee believes that these forms of equity ownership help align the executive’s interests closely with those of our shareholders and incentivize our executives to contribute to the long-term growth and success of Carriage.
Our Compensation Committee established 2025 long-term incentive targets for our NEOs, as shown in the table below:
Named Executive Officers	Annual Base Salary	Target(1)	LTI Awarded	% of Salary
Carlos R. Quezada	$850,000	200%	$1,599,986	188%
Steven D. Metzger	$625,000	175%	$1,050,000	168%
John Enwright	$425,000	150%	$637,489	150%
Kathryn Shanley	$340,000	150%	$487,488	143%
Rob Franch	$365,000	150%	$547,506	150%

(1)
Target is based on a percentage of base salary in effect in 2024.

All long-term incentive awards granted are tied to the future performance of the Company and align with long-term value creation interests for our shareholders.

2026 Proxy Statement      39

Compensation Discussion and Analysis
The following chart describes the grant of long-term incentive awards to our NEOs, which consists half  (50%) of restricted stock units and the other half  (50%) in the form of performance share units:
Long-Term Incentive Element	Grant Date	Vesting Period/Term	Grant/Exercise Price
Restricted Stock Units (“RSUs”)	February 19, 2025	3-year vest	$41.54
Performance Share Units (“PSUs”)	March 07, 2025	These awards will vest (if at all) provided certain predetermined performance metrics related to the Company’s adjusted consolidated EBITDA are achieved during the period commencing on March 7, 2025 through March 31, 2028, subject to certification by the Compensation Committee of the Board and the individual remaining continuously employed by the Company through such date.	$38.59
Our Compensation Committee believes that this element of our long-term incentive program, along with the current mix of RSUs and PSUs, properly aligns management’s long-term compensation with the Company’s compensation Philosophy and our mission of maximizing value per share for long-term shareholders. Generally, our long-term incentive programs allow for more simplicity in structure and the transparency for management to focus on operations and performance.
All vested incentive awards are payable in shares of our Common Stock. More detailed information regarding the long-term incentive grant is set forth above, as well as in Note 17, Shareholder’s Equity, to the Consolidated Financial Statements in our 2025 Annual Report on Form 10-K.
Interim Long-Term Incentive Compensation Bridge Award
As a result of our long-term incentive program including a mix of PSU awards beginning in 2025, our Compensation Committee recognized there would be a two-year long-term incentive compensation program gap during 2025 and 2026 related to the new three-year PSU awards discussed above. As a result, the Compensation Committee determined it was appropriate to implement an interim bridge award for 2025 and 2026 (only), payable in cash, in connection with the Company’s achievement of a previously approved Annual Revenue target, which excludes the impact of any acquisitions.
For 2025, the table below sets forth the cash payment made to our NEOs under the Interim Long-Term Compensation Bridge Award, which was determined at the Compensation Committee meeting held in February 2026, and was made entirely in connection with the Company’s achievement of a previously approved Annual Revenue target:
Named Executive Officers	LTI Bridge Award Payout
Carlos R. Quezada	$248,991
Steven D. Metzger	$163,404
John Enwright	$99,207
Kathryn Shanley	$75,871
Rob Franch	$85,203
Executive Compensation Policies and Practices as they relate to our Risk Management
Our Compensation Committee reviews annually the principal components of executive compensation. Our Compensation Committee believes that these cash incentive plans appropriately balance risk, payment for performance and the desire to focus executives on specific financial and leadership measures that promote long-term value creation per share. As a result, our Compensation Committee has made a determination that the risks arising from the Company’s compensation policies and practices are not reasonably likely to have a material adverse effect on the Company.

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Compensation Discussion and Analysis
Tax and Accounting Considerations
For compensation in excess of  $1 million, Section 162(m) of the Internal Revenue Code of 1986, as amended, generally limits our ability to take a federal income tax deduction for compensation paid to covered employees. Our Compensation Committee does not believe that compensation decisions should be made solely to maintain the deductibility of compensation for federal income tax purposes.
We recognize compensation expense in an amount equal to the fair value of the share-based awards over the period of vesting. Fair value is determined on the date of the grant. The fair value of restricted stock and performance awards is determined using the stock price on the grant date. More detailed information and related assumptions regarding the 2025 long-term incentive grants are set forth in Note 17, Shareholder’s Equity, to the Consolidated Financial Statements in our 2025 Annual Report on Form 10-K.

2026 Proxy Statement      41

EXECUTIVE COMPENSATION
Summary Compensation Table
The following table sets forth information regarding the compensation for the fiscal years ended December 31, 2025, 2024, and 2023, with respect to our NEOs:
Name and Principal Position	Year	Salary	Bonus	Stock Awards(2)	Option Awards(3)	Non-equity Incentive plan Compensation(4)	All Other Compensation(5)	Total
Carlos R. Quezada CEO & Vice Chair of the Board (Principal Executive Officer)	2025	$850,000	$—	$1,599,986	$—	$1,318,929	$90,283	$3,859,198
	2024	$800,000	$1,750,000	$799,762	$799,696	$—	$145,384	$4,294,842
	2023	$702,000	$1,250,000	$475,640	$368,487	$—	$16,460	$2,812,587
Steven D. Metzger President & Chief Operating Officer	2025	$625,000	$—	$1,050,000	$—	$950,123	$63,849	$2,688,972
	2024	$600,000	$1,312,500	$525,096	$524,655	$—	$126,748	$3,088,999
	2023	$551,000	$937,500	$396,203	$307,073	$—	$17,827	$2,209,603
John Enwright Senior Vice President, Chief Financial Officer & Treasurer (Principal Financial Officer)	2025	$425,000	$—	$637,489	$—	$420,188	$20,289	$1,502,966
	2024	$—	$—	$—	$—	$—	$—	$—
	2023	$—	$—	$—	$—	$—	$—	$—
Kathryn Shanley(1) Chief Accounting Officer (Interim Principal Financial Officer and Principal Accounting Officer)	2025	$340,000	$—	$487,488	$—	$247,061	$16,586	$1,091,135
	2024	$244,000	$284,375	$—	$—	$—	$5,000	$533,375
	2023	$—	$—	$—	$—	$—	$—	$—
Rob Franch Chief Information Officer	2025	$365,000	$—	$547,506	$—	$268,981	$21,600	$1,203,087
	2024	$363,000	$319,375	$262,181	$262,328	$—	$79,520	$1,286,404
	2023	$350,000	$175,000	$237,329	$184,275	$—	$20,524	$967,128

(1)
In connection with the resignation of our previous Executive Vice President, Chief Financial Officer & Treasurer, the Company’s Board appointed Kathryn Shanley, the Company’s Chief Accounting Officer, as the Company’s Interim Principal Financial Officer, effective June 6, 2024, until a permanent replacement was identified. Effective January 2, 2025, John Enwright was appointed to serve as the Company’s Senior Vice President, Chief Financial Officer and Treasurer (Principal Financial Officer). Upon the effective date of Mr. Enwright’s appointment, Ms. Shanley transitioned back to serving as the Company’s Chief Accounting Officer.

(2)
Reflects the grant date fair value of restricted stock awards granted on February 19, 2025 and performance awards granted on March 7, 2025 computed in accordance with FASB ASC Topic 718. The value of these restricted stock awards and performance stock awards reflects the number of shares awarded multiplied by the grant price of  $41.54 and $38.89, respectively, which was calculated using the closing price on the grant date. The restricted stock awards vest based on continued service at 33 1/3% per year beginning on the first anniversary date of the grant and the performance awards will vest, if at all, provided that certain predetermined performance metrics related to the Company’s adjusted consolidated EBITDA are achieved during the period commencing on the grant date through March 31, 2028.

(3)
Reflects the grant date fair value of option awards in accordance with FASB ASC Topic 718. The assumptions made for the valuation of the awards are set forth in Note 17, Shareholder’s Equity, to the Consolidated Financial Statements included in the 2025 Annual Report on Form 10-K.

(4)
Reflects the annual cash incentive bonus payouts, which are metric based and not discretionary beginning in 2025, along with the interim long-term incentive compensation bridge award payouts.

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Executive Compensation
(5)
The following table describes each component of the “All Other Compensation” column for 2025 in the Summary Compensation Table with respect to our NEOs.

Name	401(k) Matching Contributions ($)(1)	Dividends on Unvested Restricted Stock($)(2)	Perquisites and other Personal Benefits ($)(3)	Total All Other Compensation ($)
Carlos R. Quezada	$5,586	$20,253	$64,444	$90,283
Steven D. Metzger	$12,250	$13,777	$37,822	$63,849
John Enwright	$11,831	$2,589	$5,869	$20,289
Kathryn Shanley	$11,266	$1,980	$3,340	$16,586
Rob Franch	$12,250	$7,200	$2,150	$21,600

(1)
The amounts represent matching contributions by the Company to the accounts of NEOs in our 401(k) Plan.

(2)
The amounts represent dividends on unvested restricted stock of NEOs.

(3)
The amount reflects benefits received for family members’ travel and reimbursement of certain travel expenses paid to our NEOs for award trips hosted by the Company, executive physicals for our NEOs, and fitness and club memberships for certain executives.

Grants of Plan-Based Awards
The following table sets forth plan-based awards granted in 2025 with the three lines pertaining to:
•
First line — Annual Performance-Based Incentive paid in cash

•
Second line — LTI Compensation Bridge Award paid in cash

•
Third line — Restricted stock units, granted February 19, 2025

•
Fourth line — Performance share units, granted March 7, 2025

	Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards(1)			All Other Stock Awards: Number of Shares of Stock (#)(2)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise Price of Option Awards ($)	Grant Date Fair Value of Stock and Option Awards ($)(3)
Name	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Carlos R. Quezada	—	1,062,500	2,125,000	—	—	—	—	—	$—	$—
	248,991	—	—	—	—	—	—	—	$—	$—
	—	—	—	—	—	—	19,258	—	$—	$799,977
	—	—	—	—	20,731	41,462	—	—	$—	$800,009
Steven D. Metzger	—	781,250	1,562,500	—	—	—	—	—	$—	$—
	163,404	—	—	—	—	—	—	—	$—	$—
	—	—	—	—	—	—	12,638	—	$—	$524,983
	—	—	—	—	13,605	27,210	—	—	$—	$525,017
John Enwright	—	381,750	637,500	—	—	—	—	—	$—	$—
	99,207	—	—	—	—	—	—	—	$—	$—
	—	—	—	—	—	—	7,673	—	$—	$318,736
	—	—	—	—	8,260	16,520	—	—	$—	$318,753
Kathryn Shanley	—	170,000	340,000	—	—	—	—	—	$—	$—
	75,871	—	—	—	—	—	—	—	$—	$—
	—	—	—	—	—	—	5,867	—	$—	$243,715
	—	—	—	—	6,317	12,634	—	—	$—	$243,773
Rob Franch	—	182,500	365,000	—	—	—	—	—	$—	$—
	85,203	—	—	—	—	—	—	—	$—	$—
	—	—	—	—	—	—	6,590	—	$—	$273,749
	—	—	—	—	7,094	14,188	—	—	$—	$273,757

(1)
These are performance awards vest, if at all, provided that certain predetermined performance metrics related to the Company’s adjusted EBITDA are achieved during the period commencing on the grant date through March 31, 2028, subject to certification by the Compensation Committee of the Board and the individual remaining continuously employed by us through such date. The grant date fair value of the performance awards is the number of shares awarded on March 7, 2025 multiplied by the grant price of  $38.59, which is the closing stock price on the grant date.

(2)
These are restricted stock awards that vest over three years. The grant date fair value of the restricted stock awards is the number of shares awarded on February 19, 2025 multiplied by the grant price of  $41.54, which is the closing stock price on the grant date.

(3)
Reflects the grant date fair value of the performance awards and the grant date fair value of the restricted stock awards.

2026 Proxy Statement      43

Executive Compensation
Outstanding Equity Awards at Fiscal Year-End
Awards Outstanding at December 31, 2025:
	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Un- Exercisable(1)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price	Option Expiration Date	Number of Shares of Stock that Have Not Vested (#)	Market Value of Shares of Stock that Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested (#)(3)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested ($)(4)
Carlos R. Quezada	13,333	—	—	$18.02	6/25/2030	45,888	$1,941,062	20,731	$876,921
	40,000	10,000	—	$34.79	2/17/2031	—	—	—	—
	21,428	28,572	—	$49.48	2/23/2032	—	—	—	—
	21,000	10,500	—	$32.69	2/22/2033	—	—	—	—
	25,790	51,580	—	$24.48	2/21/2034	—	—	—	—
Steven D. Metzger	40,000	10,000	—	$34.79	2/17/2031	30,978	$1,310,369	13,605	$575,492
	17,144	22,856	—	$49.48	2/23/2032	—	—	—	—
	17,500	8,750	—	$32.69	2/22/2033	—	—	—	—
	16,920	33,840	—	$24.48	2/21/2034	—	—	—	—
John Enwright	—	—	—	$—	—	7,673	$324,568	8,260	$349,398
Kathryn Shanley	—	—	—	$—	—	5,867	$248,174	6,317	$267,209
Rob Franch	10,500	5,250	—	$32.69	2/22/2033	16,150	$683,145	7,094	$300,076
	8,460	16,920	—	$24.48	2/21/2034	—	—	—	—

(1)
The unexercisable stock options expiring February 17, 2031, vest in equal increments over the next two years, the unexercised stock options expiring on February 23, 2032 vest in equal increments over the next five years, the unexercised stock options expiring on February 22, 2033 vest in equal increments over the next two years, and the unexercised stock options expiring on February 21, 2034 vest in equal increments over the next three years.

(2)
Calculated using the closing price of our Common Stock on December 31, 2025, which was $42.30 per share.

(3)
At December 31, 2025, certain performance criteria had not been met for our 2025 performance-based stock awards. The performance period for these awards end on March 31, 2028, and as a result this column reflects the potential target payout of performance-based stock awards that will vest, if at all, provided the NEOs are continuously employed with the Company upon meeting the performance criteria.

(4)
Represents the dollar amount of performance-based stock awards that will vest, if at all, provided that certain predetermined performance metrics related to the Company’s adjusted consolidated EBITDA are achieved during the period commencing on March 7, 2025 through March 31, 2028 multiplied by $42.30, which is the closing price of our Common Stock on December 31, 2025.

Option Exercises and Stock Vestings
The following table sets forth information regarding the option exercises and stock vestings for the fiscal year ended December 31, 2025 with respect to our NEOs:
Name	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise	Value Realized on Exercise	Number of Shares Acquired on Vesting(1)	Value Realized on Vesting(2)
Carlos R. Quezada	—	$—	71,930	$2,880,577
Steven D. Metzger	—	$—	67,380	$2,695,164
John Enwright	—	$—	—	$—
Kathryn Shanley	—	$—	—	$—
Rob Franch	—	$—	5,990	$244,093

(1)
Includes vesting of certain 2020 long-term incentive awards that were outstanding at the end of 2024.

(2)
Value realized on vesting is calculated using the closing price of our Common Stock on the date that the shares vested.

44      Carriage Services

Executive Compensation
Potential Payments Upon Termination
The following table sets forth the amounts that would have been payable to certain of our NEOs under the scenarios for death, disability, involuntary termination without cause not within a corporate change period, or involuntary termination without cause within a corporate change period, had such scenarios occurred on December 31, 2025. Amounts reported with respect to equity-based awards are reported assuming the closing price of our Common Stock on December 31, 2025 of   $42.30 per share.
Event	Carlos R. Quezada	Steven D. Metzger	John Enwright	Kathryn Shanley	Rob Franch
Death or Disability
Base salary(1)	$850,000	$625,000	$425,000	$340,000	$365,000
Target annual bonus(2)	1,062,500	781,250	318,750	170,000	182,500
Benefits continuation(3)	51,370	15,937	51,370	42,760	—
Equity awards(4)	3,913,144	2,648,077	673,966	515,383	1,335,188
Total	$5,877,014	$4,070,264	$1,469,086	$1,068,143	$1,882,688
Termination without cause (without a Corporate Change)
Cash severance(5)	$2,762,500	$2,031,250	$743,750	$510,000	$547,500
Benefits continuation(3)	51,370	15,937	51,370	42,760	—
Equity awards(4)	—	—	—	—	—
Total	$2,813,870	$2,047,187	$795,120	$552,760	$547,500
Termination without cause (following a Corporate Change)
Cash severance(6)	$5,737,500	$2,812,500	$1,487,500	$1,020,000	$1,095,000
Benefits continuation(3)	51,370	15,937	51,370	42,760	—
Equity awards(4)	3,913,144	2,648,077	673,966	515,383	1,335,188
Total	$9,702,014	$5,476,514	$2,212,836	$1,578,143	$2,430,188

(1)
Pursuant to the terms of employment agreements in effect on December 31, 2025, these amounts reflect NEO’s base salary payments, which are to be made in installments, through the end of the initial term or any then-existing renewal term in effect at the time of the NEO’s death or disability.

(2)
Reflects payment of annual bonus pursuant to the terms of employment agreements in effect on December 31, 2025. These amounts represent 100% of the target bonus payout due to the assumption that such NEOs’ employment terminated on the last day of the year.

(3)
Amounts reflect estimated cost of benefits continuation for 18 months pursuant to the terms of employment agreements in effect on December 31, 2025.

(4)
Reflects accelerated vesting of stock options, restricted stock, and performance-based awards pursuant to the terms of employment agreements in effect on December 31, 2025 upon death, disability, or involuntary termination without cause not within a corporate change period, or involuntary termination without cause within a corporate change period.

(5)
Amounts reflect cash severance payable under the terms of employment agreements in effect on December 31, 2025. In connection with Messrs. Quezada and Metzger, the amount represents two years base salary continuation and a pro-rated target annual bonus for the year in which the termination occurs. In connection with Messrs. Enwright and Franch and Ms. Shanley, the amount represents one year base salary continuation and a pro-rated target annual bonus for the year in which the termination occurs. These amounts represent 100% of the target bonus payout due to the assumption that such NEOs’ employment terminated on the last day of the year.

(6)
Amounts reflect cash severance payable under the terms of employment agreements in effect on December 31, 2025. In connection with Mr. Quezada, the amount represents a lump sum equal to three times the sum of  (i) Mr. Quezada’s base salary in effect on the Termination Date (or as of the date of the Corporate Change, if higher), and (ii) his target annual bonus. For all of our other NEO’s, the amount represents a lump sum equal to two times the sum of   (i) each NEOs’ base salary in effect on the Termination Date (or as of the date of the Corporate Change, if higher), and (ii) the NEO’s target annual bonus.

Employment Agreements
As previously discussed, each of our NEOs have employment agreements (the “Agreements”) with remaining terms of one year. Pursuant to the Agreements, each NEO agreed to certain non-competition provisions and other restrictive covenants, during the term of his or her employment and for a period of time thereafter. The Agreements supersede any prior agreements entered into by the Company and any of the NEOs. The Agreements for all of the NEOs are identical, except as noted above.

2026 Proxy Statement      45

Executive Compensation
The Agreements establish, among other things, (a) a minimum base salary, (b) a target annual bonus (expressed as a percentage of base salary), and (c) post-termination payments due in certain scenarios. For a description of the post-termination benefits provided for under the Agreements see “Executive Compensation-Potential Payments Upon Termination,” further discussed herein. The Company believes it is in the best interest of its shareholders to ensure the Executive Leadership team have employment agreements which align with the Company’s goal of driving performance and creating long-term shareholder value.
Long-Term Incentive Plan Awards
Pursuant to the terms of our 2017 Plan, except as otherwise provided in an award agreement, upon a change of control, as defined by the 2017 Plan, all then-outstanding awards shall immediately vest and be settled in accordance with the 2017 Plan. This immediate vesting shall not occur in the event a replacement award, as defined by the 2017 Plan, is issued to a participant in connection with a change of control. In the event a replacement award is issued to a participant and a subsequent qualifying termination, as defined by the 2017 Plan, occurs within the one-year period following a change of control, all replacement awards held by the participant shall become fully vested and free of restrictions in accordance with the 2017 Plan.
Pension Benefits
We do not sponsor a pension plan.
Nonqualified Deferred Compensation Plan
In 2025, the Company entered into a Nonqualified Deferred Compensation Plan. The Nonqualified Deferred Compensation Plan is a supplemental retirement and deferred compensation plan for our executive officers and certain other employees, in which certain NEOs participate, that allows participating employees who have compensation above the statutory ceiling to defer a portion of their base salary and incentive compensation. The Nonqualified Deferred Compensation Plan allows for a participant to defer portions of his or her base salary (up to 80%) and annual performance-based incentives paid in cash (up to 100%). Distributions from the Plan are paid out in cash based on the deferral election specified by the participant. There is no guaranteed rate of return under the plan and participants make investment elections for their deferrals. The Company did not make any discretionary contributions to the Nonqualified Deferred Compensation Plan in 2025.
	NEO Contributions in Last FY(1)	Registrant Contributions in Last FY	Aggregate Earnings in Last FY(2)	Aggregate Withdrawals/ Distributions	Aggregate Balance at Last FYE
Carlos R. Quezada	$—	$—	$—	$—	$—
Steven D. Metzger	$10,846	$—	$1,447	$—	$12,293
John Enwright	$—	$—	$—	$—	$—
Kathryn Shanley	$58,731	$—	$5,747	$—	$64,478
Rob Franch	$—	$—	$—	$—	$—

(1)
Participating NEO contributions in 2025 were deferred from their base salary, which is included in current year in the Summary Compensation Table. As this is the first year of the Nonqualified Deferred Compensation Plan, no compensation from prior years was deferred into the plan.

(2)
The earnings reflect the returns of the measurement funds selected by the participating NEOs and are not included in the Summary Compensation Table. For 2025, the available measurement funds and their respective returns were as follows:

Fund Name	2025 Calendar Year Return
American Fds 2035 Tgt Dt Retire R6	17.17%
Fidelity Large Cap Value Index	15.89%
Fidelity 500 Index	17.86%
Fidelity Blue Chip Growth K	19.99%
Fidelity Mid Cap Index	10.57%

46      Carriage Services

Executive Compensation
CEO Pay Ratio
As required by Section 953(b) of the Dodd-Frank Wall Street Reform Consumer Protection Act, and Item 402(u) of Regulation S-K, the following items are discussed below: (i) the median of the annual total compensation of all employees, excluding Mr. Quezada, our CEO during the fiscal year ended December 31, 2025; (ii) the annual total compensation of our CEO; and (iii) the ratio of the median of the annual total compensation of all employees to the annual total compensation of our CEO. This information is intended to provide our shareholders with a company-specific metric that can assist in their evaluation of our Company’s executive compensation practices.
To identify the median of the total annual compensation of all our employees, as well as to determine the annual total compensation of our median employee and our CEO, we took the following steps:
•
We determined that as of December 31, 2025, our employee population consisted of 2,372 individuals with all of these individuals located in the United States. This population consisted of 1,179 full-time and 1,193 part-time employees. Our part-time employees are an integral part of our business and due to our industry, are dedicated members of our community, but may only work on a very limited, as requested basis. We selected December 31, 2025, which is in the last three months of our most recent fiscal year, as the date upon which we would identify the “median employee” because it enabled us to make such identification in a reasonably efficient and economical manner.

•
To determine the “median employee” from our employee population, we examined the amount of salary, bonus, wages and other taxable income items of our employees as reported by us to the Internal Revenue Service on Form W-2 for 2025. The “median employee’s” annual total compensation included the Company matching amount provided in our Section 401(k) employee savings plan. In making the determination, we annualized the compensation of approximately 565 employees who were hired in 2025, but did not work for us the entire fiscal year. This population consisted of 235 full-time and 330 part-time employees.

•
We determined our median employee using this compensation measure, which was consistently applied to all of our employees included in the calculation. Since all of our employees are located in the United States, as is our CEO, we did not make any cost of living adjustments when identifying the “median employee.”

•
Once we determined our median employee, we combined all of the elements of such employee’s compensation for 2025 in accordance with Item 402(c)(2)(x) of Regulation S-K, resulting in annual total compensation of approximately $26,996.

•
With respect to the annual compensation of Mr. Quezada, we used the amount reported in the “Total $” column of our Summary Compensation Table for the year 2025 included above in this Proxy Statement.

•
There has been no major change in our employee population or our employee compensation arrangements since that median employee was identified that we believe would significantly impact our pay ratio disclosure.

For the fiscal year ended December 31, 2025:
•
The median employee is an Ambassador in the community, working on an as-needed or by request basis, proactively participating in civic and community events that create a lasting heritage for our businesses;

•
The median annual total compensation of all employees of our Company (other than our CEO’s) was approximately $26,996 and

•
The annual total compensation for our CEO, as reported in the Summary Compensation Table included in this Proxy Statement was $3,859,198.

Based on this information, for 2025, the ratio of the annual total compensation of Mr. Quezada to the annual total median compensation of all other employees was 143 to 1.

2026 Proxy Statement      47

Executive Compensation
Pay Versus Performance
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid (as defined by SEC rules) and certain financial performance of the Company. The Compensation Committee did not consider the pay versus performance disclosure when making its incentive compensation decisions. For further information about how we align our executive compensation with the Company’s performance, please see our “Compensation Discussion and Analysis” section as discussed herein. The following tables set forth information concerning the compensation of our NEOs for each of the fiscal years ended December 31, 2025, 2024, 2023, 2022, and 2021, and our financial performance for each such fiscal year as calculated in accordance with SEC rules:
Pay Versus Performance Table
Melvin C. Payne was our Principal Executive Officer (“PEO”) for each year presented until he stepped down on June 21, 2023, with Carlos R. Quezada becoming our PEO on that same date. For disclosure purposes, we have calculated Mr. Payne’s and Mr. Quezada’s time as PEO separately.
					Value of Initial Fixed $100
Fiscal Year	Summary Compensation Table Total for PEO(1)	Compensation Actually Paid to PEO(2)	Average Summary Compensation Table Total for Non-PEO NEOs(3)	Average Compensation Actually Paid to Non-PEO NEOs(4)	Total Shareholder Return (“TSR”)(5)	Peer Group TSR(6)	Net Income (in thousands)	Adjusted Diluted EPS(7)
2023	$4,061,994	$3,029,501	$1,483,339	$1,266,971	$83	$145	$33,413	$2.19
2022	$3,388,869	$(11,180,443)	$1,542,473	$(2,833,284)	$90	$142	$41,381	$2.61
2021	$5,346,781	$20,948,505	$1,941,742	$6,205,152	$208	$145	$33,159	$3.02
The individuals comprising the Non-PEO NEOs for each year presented are listed below:
2021	2022	2023
Carlos R. Quezada	Carlos R. Quezada	Carlos R. Quezada
Steven D. Metzger	Steven D. Metzger	Steven D. Metzger
C. Benjamin Brink	C. Benjamin Brink	C. Benjamin Brink(8)
Shawn R. Phillips	Shawn R. Phillips	Shawn R. Phillips
L. Kian Granmayeh
Paul D. Elliott
Adeola Olaniyan

(1)
The dollar amounts reported for Mr. Payne under “Summary Compensation Table Total” are the amounts of total compensation previously reported for Mr. Payne.

(2)
The dollar amounts reported for Mr. Payne under “Compensation Actually Paid” represent the amount of  “compensation actually paid” to Mr. Payne, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to Mr. Payne during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the adjustments in the table below were made to Mr. Payne’s’ total compensation for each year to determine the compensation actually paid:

	Melvin C. Payne
	2021	2022	2023
Total Compensation as reported in SCT	$5,346,781	$3,388,869	$4,061,994
Fair value of equity awards granted during fiscal year	(3,204,500)	(1,390,400)	(1,786,057)
Fair value of equity compensation granted in current year-value at end of year-end	8,525,500	479,200	1,310,469
Change in fair value for end of prior fiscal year to vesting date for awards made in prior fiscal years that vested during current fiscal year	1,603,605	(677,628)	214,901
Change in fair value from end of prior fiscal year to end of current fiscal year for awards made in prior fiscal years that were unvested at end of current fiscal year	8,677,119	(12,980,484)	(771,806)
Compensation Actually Paid to PEO	$20,948,505	$(11,180,443)	$3,029,501

48      Carriage Services

Executive Compensation
(3)
The dollar amounts reported under Average Summary Compensation Total for non-PEO NEOs represent the average of the amounts reported for the Company’s NEOs as a group (excluding Mr. Payne) in the “Total” column of the Summary Compensation Table in each applicable year. The names of the NEOs included for purposes of calculating the average amounts in each applicable year are shown in the table above.

(4)
The dollar amounts reported under Average Compensation Actually Paid for non-PEO NEOs represent the average amount of “compensation actually paid” to the NEOs as a group (excluding Mr. Payne), as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to the NEOs as a group during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the adjustments in the table below were made to the NEOs’ total compensation for each year to determine the compensation actually paid:

	NEO Averages
	2021	2022	2023
Total Compensation as reported in SCT	$1,941,742	$1,542,473	$1,483,339
Fair value of equity awards granted during fiscal year	(1,145,393)	(673,475)	(497,151)
Fair value of equity compensation granted in current year-value at end of year-end	3,209,772	232,113	368,827
Change in fair value for end of prior fiscal year to vesting date for awards made in prior fiscal years that vested during current fiscal year	36,869	(210,007)	49,292
Change in fair value from end of prior fiscal year to end of current fiscal year for awards made in prior fiscal years that were unvested at end of current fiscal year	2,162,162	(3,724,388)	(137,336)
Compensation Actually Paid to NEO	$6,205,152	$(2,833,284)	$1,266,971

(5)
Total Shareholder Return assumes that the value of the investment in our Common Stock was $100 on the last trading day of December 2020, and that all dividends were reinvested. Performance data is provided as of the last trading day of each of our last four fiscal years.

(6)
Our Peer Group consists of SCI and Matthews. We assumed the Peer Group was $100 on the last trading day of December 2020, and that all dividends were reinvested. Performance data for the Peer Group is provided as of the last trading day of each of our last five fiscal years.

(7)
Adjusted Diluted Earnings Per Share is defined as GAAP Diluted Earnings Per Share, adjusted for special items. We determined Adjusted Diluted Earnings Per Share to be the most important financial performance measure used to link the Company’s performance to Compensation Actually Paid to our PEO and Non-PEO NEOs. We may determine a different financial performance measure to be the most important financial performance measure in future years.

(8)
Mr. Brink was not included in this calculation as a result of his resignation from his position as the Company’s Executive Vice President, Chief Financial Officer & Treasurer (Principal Financial Officer) effective January 2, 2023.

Pay Versus Performance Table
Carlos R. Quezada was our Principal Executive Officer (“PEO”) for 2025, 2024, and 2023 beginning June 21, 2023.
					Value of Initial Fixed $100
Fiscal Year	Summary Compensation Table Total for PEO(1)	Compensation Actually Paid to PEO(2)	Average Summary Compensation Table Total for Non-PEO NEOs(3)	Average Compensation Actually Paid to Non-PEO NEOs(4)	TSR(5)	Peer Group TSR(6)	Net Income (in thousands)	Adjusted Diluted EPS(7)
2025	$3,859,198	$3,968,608	$1,621,540	$1,651,465	$144	$167	$51,507	$3.20
2024	$4,294,842	$7,268,313	$1,529,905	$2,492,783	$134	$169	$32,953	$2.65
2023	$2,812,587	$2,422,461	$1,217,490	$1,035,873	$83	$145	$33,413	$2.19
The individuals comprising the Non-PEO NEOs for each year presented are listed below:
2024	2025
Steven D. Metzger	Steven D. Metzger
L. Kian Granmayeh(8)	John Enwright
Kathryn Shanley	Kathryn Shanley
Rob Franch	Rob Franch
Shane Pudenz

(1)
The dollar amounts reported for Mr. Quezada under “Summary Compensation Table Total” are the amounts of total compensation reported for Mr. Quezada for each corresponding year in the “Total” column of the Summary Compensation Table as reflected on page 39.

2026 Proxy Statement      49

Executive Compensation
(2)
The dollar amounts reported for Mr. Quezada under “Compensation Actually Paid” represent the amount of  “compensation actually paid” to Mr. Quezada, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to Mr. Quezada during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the adjustments in the table below were made to Mr. Quezada’s’ total compensation for each year to determine the compensation actually paid:

	Carlos R. Quezada
	2024	2025
Total Compensation as reported in SCT	$4,294,842	$3,859,198
Fair value of equity awards granted during fiscal year	(1,599,458)	(1,599,986)
Fair value of equity compensation granted in current year-value at end of year-end	2,987,018	1,691,535
Change in fair value for end of prior fiscal year to vesting date for awards made in prior fiscal years that vested during current fiscal year	838,606	(8,011)
Change in fair value from end of prior fiscal year to end of current fiscal year for awards made in prior fiscal years that were unvested at end of current fiscal year	747,305	25,872
Compensation Actually Paid to PEO	$7,268,313	$3,968,608

(3)
The dollar amounts reported under Average Summary Compensation Total for non-PEO NEOs represent the average of the amounts reported for the Company’s NEOs as a group (excluding any individual serving as our CEO for such year) in the “Total” column of the Summary Compensation Table in each applicable year. The names of the NEOs included for purposes of calculating the average amounts in each applicable year are shown in the table above.

(4)
The dollar amounts reported under Average Compensation Actually Paid for non-PEO NEOs represent the average amount of “compensation actually paid” to the NEOs as a group (excluding any individual serving as our CEO), as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to the NEOs as a group during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the adjustments in the table below were made to the NEOs’ total compensation for each year to determine the compensation actually paid:

	NEO Averages
	2024	2025
Total Compensation as reported in SCT	$1,529,905	$1,621,540
Fair value of equity awards granted during fiscal year	(511,754)	(680,621)
Fair value of equity compensation granted in current year-value at end of year-end	955,687	719,565
Change in fair value for end of prior fiscal year to vesting date for awards made in prior fiscal years that vested during current fiscal year	262,773	(916)
Change in fair value from end of prior fiscal year to end of current fiscal year for awards made in prior fiscal years that were unvested at end of current fiscal year	271,535	$(8,103)
Fair value of awards forfeited in current fiscal year determined at end of prior fiscal year	(15,363)	—
Compensation Actually Paid to NEO	$2,492,783	$1,651,465

(5)
See footnote 5 to the former PEO table with respect to our Total Shareholder Return definition.

(6)
See footnote 6 to the former PEO table with respect to our Peer Group definition.

(7)
See footnote 7 to the former PEO table with respect to our Adjusted Diluted Earnings Per Share definition.

(8)
Mr. Granmayeh was not included in this calculation as a result of his resignation from his position as the Company’s Executive Vice President, Chief Financial Officer & Treasurer (Principal Financial Officer) effective July 1, 2024.

Financial Performance Measures
As described in greater detail in our “Compensation Discussion and Analysis” section beginning on page 30, our approach to executive compensation is designed to directly link pay to performance, recognize both corporate and individual performance, promote long-term stock ownership, attract, retain and motivate talented executives, and balance risk and reward while taking into consideration stakeholder feedback as well as market trends and practices. The most important financial measures used by the Company to link compensation actually paid (as defined by SEC rules) to the Company’s NEOs for the most recently completed fiscal year to the Company’s performance are:
•
Net Income;

•
Adjusted Consolidated EBITDA; and

•
Adjusted Diluted Earnings Per Share.

50      Carriage Services

Executive Compensation
Analysis of the Information Presented in the Pay Versus Performance Table
While we utilize several performance measures to align executive compensation with performance, all of those measures are not presented in the Pay Versus Performance Table. Moreover, we generally seek to incentivize long-term performance, and therefore do not specifically align the Company’s performance measures with compensation that is actually paid (as defined by SEC rules) for a particular year. In accordance with Item 402(v) of Regulation S-K, we are providing the following graphic descriptions of the relationships between information presented in the Pay Versus Performance Table.
Compensation vs Total Shareholder Return

$30M
$25M
$20M
$15M
$10M
$5M
$0
$(5M)
$(10M)
$(15M)
$300
$250
$200
$150
$100
$50
$0
$(50)
$(100)
$(150)
$20.95
$208.00
$145.00
$6.21
$142.00
$90.00
$(2.83)
$(11.18)
$145.00
$83.00
$3.03
$1.27
$2.42
$1.04
$169.00
$134.00
$7.27
$2.49
$167.00
$144.00
$3.97
$1.65
2021
2022
2023
2024
2025
Compensation Actually Paid to Former PEO (Mr. Payne)
Avg. Compensation Paid to Non-PEO NEOs
Compensation Actually Paid to Current PEO (Mr. Quezada)
Avg. Compensation Paid to Non-PEO NEOs (excluding Mr. Quezada)
Carriage TSR
Peer Group TSR

2026 Proxy Statement      51

Executive Compensation
Compensation vs Net Income

$30M
$25M
$20M
$15M
$10M
$5M
$0
$(5M)
$(10M)
$(15M)
2021
2022
2023
2024
2025
$20.95
$6.21
$33.16
$41.38
$(2.83)
$(11.18)
$3.03
$1.27
$2.42
$1.04
$33.41
$32.95
$7.27
$2.49
$51.50
$3.97
$1.65
Compensation Actually Paid to Former PEO (Mr. Payne)
Avg. Compensation Paid to Non-PEO NEOs
Compensation Actually Paid to Current PEO (Mr. Quezada)
Avg. Compensation Paid to Non-PEO NEOs (excluding Mr. Quezada)
Net Income

52      Carriage Services

Executive Compensation
Compensation vs Adjusted Diluted EPS

$30M
$25M
$20M
$15M
$10M
$5M
$0
$(5M)
$(10M)
$(15M)
$4.00
$3.00
$2.00
$1.00
$0
$20.95
$6.21
$3.02
$(11.18)
$(2.83)
$2.61
$3.03
$1.27
$2.42
$1.04
$2.19
$7.27
$2.49
$2.65
$3.97
$1.65
$3.20
2021
2022
2023
2024
2025
Compensation Actually Paid to Former PEO (Mr. Payne)
Avg. Compensation Paid to Non-PEO NEOs
Compensation Actually Paid to Current PEO (Mr. Quezada)
Avg. Compensation Paid to Non-PEO NEOs (excluding Mr. Quezada)
Adjusted Diluted EPS

2026 Proxy Statement      53

PROPOSAL NO. 3:
ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICERS’ COMPENSATION
In accordance with Schedule 14A of the Exchange Act, and as a matter of good corporate governance, we seek your vote to approve, on a non-binding, advisory basis, the compensation of our Named Executive Officers, as disclosed in this Proxy Statement under “Compensation Discussion and Analysis” and “Executive Compensation.”
We urge our shareholders to read the “Compensation Discussion and Analysis” section of this Proxy Statement, which describes in more detail how our Named Executive Officers’ compensation policies and programs operate and are designed to achieve our compensation objectives, as well as the Summary Compensation Table and other related compensation tables and narrative appearing under the “Executive Compensation” section of this Proxy Statement, which provide detailed information on the compensation of our Named Executive Officers. Our Compensation Committee believes that the policies and programs articulated in the “Compensation Discussion and Analysis” section are effective in achieving our goals and that the compensation of our Named Executive Officers reported in this Proxy Statement has contributed to our high performance culture.
Accordingly, we are asking our shareholders to indicate their support for our Named Executive Officers’ compensation as described in this Proxy Statement by voting “FOR” the following resolution:
“RESOLVED, that the shareholders approve, on an advisory basis, the compensation of Carriage’s Named Executive Officers, as disclosed in the Proxy Statement for the 2025 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the SEC (including, but not limited to, the Compensation Discussion and Analysis, the Summary Compensation Table and the other related tables, notes and narrative).”
This vote is not intended to address any specific item of compensation, but rather the overall compensation of our Named Executive Officers and the philosophy, policies and practices described in this Proxy Statement. This vote is advisory and, therefore, not binding on us, our Board, or our Compensation Committee. Although the vote is non-binding, our Board and our Compensation Committee value the opinions of our shareholders and will carefully consider the outcome of the advisory vote on Named Executive Officer compensation when making future compensation decisions.
FOR THE REASONS STATED ABOVE, THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ADVISORY APPROVAL OF OUR NAMED EXECUTIVE OFFICER COMPENSATION, AS DISCLOSED IN THIS PROXY STATEMENT.

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PROPOSAL NO. 4:
SECOND AMENDMENT TO THE AMENDED AND RESTATED CARRIAGE SERVICES, INC. 2017 OMNIBUS INCENTIVE PLAN
On February 25, 2026, upon the recommendation of the Compensation Committee, the Board approved an amendment (the “Second Amendment”) to our Carriage Services, Inc. 2017 Omnibus Incentive Plan (the “2017 Plan”), to extend the termination date of the 2017 Plan and directed that the matter be submitted to the shareholders of the Company for their approval at the Annual Meeting. If approved by our shareholders, the Second Amendment would extend the termination date of the 2017 Plan five (5) years from May 13, 2026, the effective date of the Second Amendment, to May 13, 2031. Currently, the 2017 Plan will terminate on May 18, 2027, the ten-year anniversary of the Effective Date of the 2017 Plan.
The Second Amendment does not materially amend any of other terms or provisions of the 2017 Plan. To the extent shareholders do not approve this Proposal No. 4, the 2017 Plan will continue as if the Second Amendment did not apply and was not adopted by the Board.
Reasons Why You Should Vote to Approve the Second Amendment
Long-Term Stock Ownership is a Key Component of our Compensation Philosophy
Our 2017 Plan provides for various types of awards, including restricted stock, stock options and performance awards, to be awarded to our employees based on an individual’s performance in support of our near-term goals, as well as expected contributions to our long-term success. We believe that these forms of equity ownership help align our employee’s interests closely with those of our shareholders, motivate our employees to deliver long-term sustained growth, in addition to strong total shareholder returns, and incentivize our employees to contribute to the long-term growth and success of Carriage. In addition, the 2017 Plan allows us to recruit and retain employees who enhance our ability to create long-term shareholder value, along with allowing more simplicity in structure and transparency for our employees to focus on performance and delivering premier experiences in all aspects of our business.
Our continuing ability to offer equity incentive awards under the 2017 Plan is critical to our ability to attract, motivate, and retain qualified employees, along with aligning our employees’ interests closely with those of our shareholders, particularly considering the highly competitive market for employee talent in which we operate. Without approval of this Second Amendment, the 2017 Plan will terminate on May 18, 2027. We are therefore seeking shareholder approval to extend the termination date to May 13, 2031, pursuant to the Second Amendment to the 2017 Plan, which we anticipate will enable us to continue making reasonable, competitive equity award grants that further support employee and shareholder alignment for the next few years.
We Manage Our Equity Incentive Program and Shareholder Dilution Carefully
We manage our long-term shareholder dilution by limiting the number of equity awards granted for each of our fiscal years and granting what we believe to be the appropriate number of equity awards needed to attract, motivate and retain employees. In doing so, we are also mindful of the potential dilution of shareholder value.
Overhang as of March 13, 2026
Overhang is equal to the total number of equity awards outstanding plus the total number of shares available for grant under our 2017 Plan, divided by the sum of the total shares of common stock outstanding, the number of equity awards outstanding and the total number of shares available for grant under our 2017 Plan. As of March 13, 2026, 2.8 million of the 3.1 million shares authorized under the 2017 Plan remained available for issuance, representing approximately 17.8% of our total shares outstanding as of such date. The Board is not asking for any additional shares for the 2017 Plan. Extending the term of the 2017 Plan will enable use of its remaining, previously approved shares.
Historical Burn Rate
We look at the rate at which we grant awards under our 2017 Plan (also known as our “burn rate”) by measuring the number of shares subject to equity awards granted in a fiscal year divided by the weighted average equivalent of shares of common stock outstanding for that fiscal year. Our 3-year average burn rate for the 2017 Plan is 2.7%.

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Summary of the 2017 Plan
The following is a summary of the material features of the 2017 Plan, as amended by the Second Amendment, and is qualified in its entirety by reference to the full text of the 2017 Plan filed as Appendix A to the Proxy Statement on Schedule 14A filed on April 5, 2017, the First Amendment to the 2017 Plan as filed as Appendix C to the Company’s Definitive Proxy Statement on Schedule 14A filed on April 5, 2021 and Amendment No. 1 to our Definitive Proxy Statement on Schedule 14A filed on April 6, 2021, and to the full text of the Second Amendment which is attached hereto as Appendix B. Unless otherwise specified, capitalized terms used in this summary have the meanings assigned to them in the 2017 Plan. To the extent there is a conflict between this summary and the actual terms of the 2017 Plan, the First Amendment, and the Second Amendment, the terms of the 2017 Plan, the First Amendment, and the Second Amendment will govern.
Purpose and Eligibility
The purpose of the 2017 Plan is to foster and promote the long-term financial success of the Company by, (a) motivating superior performance by means of performance-related incentives, (b) encouraging and providing for the acquisition of an ownership interest in the Company by participants, and (c) enabling the Company to attract and retain qualified and competent persons as employees of the Company and to serve as members of the Board. The 2017 Plan authorizes the grant of awards under the plan (“Awards”) to employees of the Company or any of its Subsidiaries, non-employee directors of the Company, and to certain third-party service providers of the Company or any of its Subsidiaries (collectively, the “Eligible Individuals”). As of March 13, 2026, there were approximately 2,471 Eligible Individuals who were employees of the Company or its subsidiaries or non-employee directors of the Company.
Administration
The Compensation Committee will administer the 2017 Plan, including, without limitation, selecting which of the Eligible Individuals will receive Awards (such individuals, the “Participants”) as well as establishing the form and terms of Awards such as vesting, exercisability, and other restrictions. Subject to certain limitations, the Compensation Committee may delegate some or all of its authority with respect to the 2017 Plan to one or more alternative administrators such as one or more of its members or one or more of our officers.
Shares Available under the 2017 Plan
Subject to capitalization adjustments described below and other limited adjustments in the 2017 Plan and the share counting rules described below, an aggregate of approximately 3.1 million Shares are available for grants under the 2017 Plan, which such amount is comprised of 2.5 million Shares plus the number of Shares that remain available for grant under the 2006 Plan as of the 2017 Plan Effective Date (approximately 0.5 million Shares). As of March 13, 2026, there are approximately 39,000 outstanding Shares subject to Awards under the 2006 Plan that could be forfeited, cancelled or otherwise not issued and could become available for Awards under the 2017 Plan. Shares issued under the 2017 Plan may be authorized and unissued Shares. All Shares available for issuance under the 2017 Plan may be used for any type of Award, including, without limitation, Incentive Stock Options (described below).
Share Counting Rules
The number of Shares reserved for issuance under the 2017 Plan will be reduced by one (1.00) Share for every one (1.00) Share that is subject to an Award. Any Shares that are subject to an Award granted under the 2017 Plan or that are subject to an outstanding award previously granted under the 2006 Plan that either (i) terminates by expiration, forfeiture, cancellation or otherwise without the issuance of the Shares (or with the forfeiture of Shares in connection with a restricted stock award); (ii) is settled in cash in lieu of Shares; or (iii) is exchanged with the Compensation Committee’s permission prior to the issuance of Shares for an Award not involving Shares, will become available again for grant under the 2017 Plan. Further, any Shares that are tendered or withheld to pay the exercise price of, or withheld to satisfy a tax obligation with respect to, an Award granted under the 2017 Plan or an outstanding award under the 2006 Plan, will become available again for grants under the 2017 Plan. And, any Shares that are purchased by the Company on the open market using the proceeds from the exercise of a stock option granted under the 2017 Plan or under the 2006 Plan will be added to the share reserve and will become available for future grants under the 2017 Plan. Shares subject to substitute awards that were approved by an acquired or combined company’s stockholders and not granted in connection with the transaction shall not be counted against the Share reserve available under the 2017 Plan, nor shall they

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reduce the Shares authorized for grant to a Participant in any calendar year, but only to the extent permitted under and in accordance with the Code, other applicable law and exchange rules.
Awards and Term of 2017 Plan
The 2017 Plan provides for the following types of Awards: stock options, stock appreciation rights (“SARs”), restricted stock, restricted stock units, performance share units, performance units and other stock-based awards or cash-based awards. Each Award will be evidenced by a written or electronic agreement or statement (“Award Agreement”) that specifies the Award’s terms and conditions as determined by the Compensation Committee. Unless sooner terminated by the Board, the 2017 Plan shall automatically terminate five (5) years from the Effective Date of the Second Amendment. After the 2017 Plan is terminated, no Awards may be granted but Awards previously granted shall remain outstanding in accordance with their applicable terms and conditions and the 2017 Plan’s terms and conditions.
A detailed description of each type of Award follows.
Stock Options
Under the 2017 Plan, the plan administrator may grant Awards in the form of an option to purchase Shares (“Stock Options”) that are intended to meet the requirements of Section 422 of the Internal Revenue Code (referred to as “Incentive Stock Options”) and other Stock Options that do not meet such requirements (referred to as “Non-Qualified Stock Options”). The applicable Award Agreement will specify whether a Stock Option is an Incentive Stock Option or Non-Qualified Stock Option. A Stock Option will grant the holder the right to purchase a specific number of Shares at a fixed price (“Exercise Price”) over a period not to exceed the day before the expiration of ten (10) years from the date of the grant.
A Stock Option’s Exercise Price may not be less than one hundred percent (100%) of the fair market value of a Share on the date the Option is granted.
A Participant will not have any stockholder rights with respect to any Shares subject to an unvested Stock Option.
Stock Appreciation Rights
Under the 2017 Plan, the plan administrator may grant Awards in the form of a stock appreciation right or “SAR.” A stock appreciation right will allow the holder to exercise that right as to a specific number of Shares over a period not to exceed the day before the expiration of ten (10) years from the grant date and receive the appreciated value of such Shares. The appreciated value is equal to the excess of  (i) the fair market value of the Shares as to which the right is exercised (determined as of the date of exercise) over and (ii) the aggregate Grant Price (as defined below) for those Shares. The applicable Award Agreement will specify whether this value will be paid in cash, Shares or a combination of both.
A SAR’s grant price per Share (“Grant Price”) may not be less than one hundred percent (100%) of the fair market value per Share on the date the SAR is granted. A Participant will not have any stockholder rights with respect to any Shares subject to an unvested Stock Appreciation Right.
Restricted Stock and Restricted Stock Units
Under the 2017 Plan, the plan administrator may grant Awards denominated in Shares (“Restricted Stock”) or stock units (“Restricted Stock Units” or “RSUs”) that are subject to a period in which such Restricted Stock or RSUs are subject to forfeiture based on discontinued service, the failure to achieve performance criteria and/or the occurrence of other events as determined by the plan administrator. Restricted Stock is a grant of Shares that are subject to a substantial risk of forfeiture. Each RSU corresponds in value to a single Share. Restricted Stock Units may be paid in cash, Shares or a combination of the two as determined by the plan administrator and set forth in the applicable Award Agreement.
The plan administrator may impose such conditions or restrictions on Restricted Stock or Restricted Stock Units, as it deems advisable. Holders of Restricted Stock will have the same voting rights and dividend rights, except dividends for performance-based Restricted Stock, as holders of Shares unless such rights are expressly limited by the plan administrator in the applicable Award Agreement. No Restricted Stock Unit will confer any voting rights. The plan administrator will determine and set forth in each applicable Award Agreement the extent to which a holder of RSUs has the right to receive dividend equivalents on each unit and the conditions

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under which such dividend equivalents will be paid to the holder. No dividends or dividend equivalents will be paid on performance-based Restricted Stock or RSUs unless the applicable performance goals are satisfied.
Performance Share Units and Performance Units
Under the 2017 Plan, the plan administrator may grant an Award denominated in Shares (“Performance Share Units” or “PSUs”) or denominated in dollar units (“Performance Units” or “PUs”) that are earned based on the achievement of one or more performance goals over a specified performance period. The number of PSUs or PUs earned over a performance period may vary based on the level of achieved performance.
Each Performance Share Unit will have a value that corresponds to the fair market value of a Share. Each Performance Unit will have an initial dollar value as determined in the discretion of the plan administrator. The dollar value of Performance Units (or the number of Performance Units earned) may vary based on the level of achieved performance over the applicable performance period. Performance Share Units and Performance Units may be payable in the form of cash, Shares or a combination of the two as determined by the plan administrator and set forth in the applicable Award Agreement.
The plan administrator will determine and set forth in each applicable Award Agreement the extent to which a holder of PSUs has the right to receive dividend equivalents on each unit and the conditions under which such dividend equivalents will be paid to the holder. No dividend equivalents will be paid on PSUs unless the applicable performance goals are satisfied.
Cash-Based Awards and Stock-Based Awards
Under the 2017 Plan, the plan administrator may grant Awards, not otherwise described by the terms of the 2017 Plan that are denominated in cash (“Cash-Based Awards”) or denominated in stock (“Other Stock-Based Awards”). The plan administrator will determine the terms and conditions applicable to each Cash-Based Award and Stock-Based Award, which may include a vesting requirement based on the completion of a service period with the Company or achievement of a specified performance goal(s) and form of payment in Shares, cash or a combination of the two. The plan administrator may impose such restrictions on Shares acquired pursuant to the settlement of Other Stock-Based Awards as it determines advisable.
Code Section 162(m) Performance-Based Compensation and Performance Measures for Awards
The plan administrator may grant Awards that are intended to provide compensation solely on account of the attainment of one or more pre-established, objective performance criteria under circumstances that are intended to qualify such compensation as performance-based compensation under Section 162(m) of the Internal Revenue Code. The vesting, level of payout or value of such Awards will be determined by the attainment of one or more goals based upon one or more of the following performance measures (the “Performance Measures”): cash flow (including, but not limited to, operating cash flow, free cash flow, cash flow return on equity, cash flow before or after payment of a dividend and cash flow return on investment); capital expenditures; earnings (either in aggregate or on a per-share basis, and on pre-tax or post-tax basis); earnings before or after either, or any combination of, interest, taxes, depreciation, or amortization; economic value added; expenses/costs (including cost reduction and expense management); gross or net income; gross or net operating margins; gross or net operating profits; gross or net revenues/sales; individual objective performance measures; market share; net asset value per share; net income; net borrowing, debt leverage levels, credit quality or debt ratings; operating and maintenance cost management; operational performance measures; operating profit; operating ratios and measures; profitability ratios; retained earnings; return measures (including, but not limited to, return on assets, total assets employed, equity, capital, invested capital, sales or revenues); share price (including, but not limited to, growth in share price and total stockholder return); strategic business objectives (including objective project milestones); transactions relating to acquisitions or divestitures; or working capital.
In any Award intended to qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code, the plan administrator may provide that the evaluation of the achievement of one or more applicable Performance Measures may include or exclude the impact of one or more of the following on reported financial results: (i) asset write-downs, (ii) litigation or claim judgments or settlements, (iii) changes in tax laws, accounting principles or other laws or provisions, (iv) reorganization or restructuring programs, (v) acquisitions or divestitures, (vi) foreign exchange gains and losses or (g) unusual or infrequent items under Accounting Standards Codification Topic 225. Such inclusions or exclusions shall be prescribed in a form and

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at a time that meets the requirements of Code Section 162(m) for qualification of the Award as performance-based compensation under Code Section 162(m). Further, the Performance Measures may: (i) relate to the performance of the Company or any Subsidiary as a whole or any business unit or division of the Company or any Subsidiary or any combination thereof, (ii) be compared to the performance of a group of comparator companies, or published or special index, (iii) be based on change in the Performance Measure over a specified period of time, (iv) relate to or be compared to one or more other Performance Measures, or (v) any combination of the foregoing.
The plan administrator is under no obligation to structure Awards granted under the 2017 Plan to qualify as performance-based compensation under Code Section 162(m) and has the express authority to grant Awards that do not qualify as performance-based compensation. Additionally, there is no guarantee that an Award that is intended to qualify as performance-based compensation under Code Section 162(m) will so qualify in any particular circumstance. To maintain flexibility in compensating our executives, the plan administrator reserves the right to use its judgment to grant or approve Awards or compensation that is non-deductible when the plan administrator believes such Awards or compensation is appropriate. Further, the plan administrator has the discretion to adjust otherwise payable performance-based compensation downward, either on a formula or discretionary basis or any combination as the plan administrator determines in its sole discretion but does not have the authority to adjust upward any otherwise payable performance-based compensation.
At the time stockholder approval was obtained for the 2017 Plan, it also constituted approval of the material terms of the Performance Measures under the 2017 Plan for purposes of establishing the specific vesting targets for one or more Awards under the 2017 Plan that are intended to qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code.
Annual Limits on Grants under the 2017 Plan
Subject to capitalization adjustments or other limited adjustments under the 2017 Plan, the following limits apply to grants of Awards under the 2017 Plan:
•
The maximum aggregate number of Shares that may be subject to Awards of Options or SARs granted to any Participant in any calendar year is 300,000 Shares.

•
The maximum aggregate number of Shares that may be subject to Awards of Restricted Stock, Restricted Stock Units, Performance Share Units and Other Stock-Based Awards that are intended to be performance-based compensation and exempt from the limits in Code Section 162(m) granted to any one Participant in any calendar year is 300,000 Shares. The foregoing maximum applies to any performance period that is equal to a fiscal year and will be adjusted to the corresponding fraction or multiple of that amount for any performance period of a different duration. For example, if the duration of a performance period is two calendar years, then the maximum amount will be adjusted to equal the product of 300,000 Shares and two (2), or 600,000 Shares.

•
The maximum aggregate amount that may be paid to any Participant in any calendar year under an Award of Performance Units, Cash-Based Awards or any other Awards that are intended to be performance-based compensation and exempt from the limits in Code Section 162(m) and that is payable or denominated in cash is $3,000,000.00 determined as of the date of payout. The foregoing maximum applies to any performance period that is equal to a fiscal year and will be adjusted to the corresponding fraction or multiple of that amount for any performance period of a different duration. For example, if the duration of a performance period is three calendar years, then the maximum amount will be adjusted to equal the product of  $3,000,000.00 and three (3), or $9,000,000.

•
The maximum aggregate value of Awards granted or paid to an incumbent non-employee director who does not serve as Lead Director of our Board may not exceed $450,000.00 during any calendar year; provided, however, that the maximum aggregate value of Awards granted or paid to a new, non-employee director during the calendar year in which the non-employee director is first appointed or elected to our Board may not exceed $550,000.00. The maximum aggregate value of Awards granted or paid to an incumbent non-employee director who serves as Lead Director of our Board may not exceed $650,000.00 during any calendar year.

Prohibition on Repricing/Cash-Out of Stock Options and SARs
The plan administrator may not implement any of the following repricing or cash-out programs without obtaining shareholder approval: (i) a reduction in the Exercise Price or Grant Price of any previously granted

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Stock Option or SAR, (ii) a cancellation of any previously granted Stock Option or SAR in exchange for another Stock Option or SAR with a lower Exercise Price or Grant Price, respectively, or (iii) a cancellation of any previously granted Stock Option or SAR in exchange for cash or another Award if the Exercise Price of the Stock Option or the Grant Price of the SAR exceeds the fair market value of a Share on the date of such cancellation, in each case other than in connection with a Change in Control (as defined in the 2017 Plan) or the capitalization adjustment provisions in the 2017 Plan.
Change in Control and Vesting Acceleration
Generally, except as provided otherwise in an Award Agreement, the occurrence of a “Change in Control” (as such term is defined in the 2017 Plan) will result in the immediate vesting of any outstanding, unvested Awards and the settlement of such Awards shortly thereafter, unless an Award is assumed, replaced or continued by a successor entity. With respect to Awards that are subject to performance-based vesting, upon the occurrence of a Change in Control, all applicable performance conditions will be deemed satisfied either (i) based on actual performance, to the extent determinable, through the date immediately prior to the date of the Change in Control, with performance goals adjusted to reflect the truncated performance period and payable without proration or (ii) as if target performance was achieved prorated to reflect the portion of the performance period that has elapsed through the date of the Change in Control, whichever will result in the largest payout to the Participant.
Changes in Capitalization
If an equity restructuring causes the per-share value of our Shares to change, such as by reason of a stock dividend, extraordinary cash dividend, stock split, spin-off, rights offering, recapitalization or otherwise, then equitable adjustments will be made to the number of Shares available for issuance under the 2017 Plan and to the terms of outstanding Awards in a manner designed to preclude any dilution or enlargement of the 2017 Plan and any outstanding Awards.
Transferability
ISOs may only be transferred by will or the laws of descent and distribution. Generally, all other Awards are not transferable other than by will or the laws of descent and distribution or, subject to the consent of the plan administrator, pursuant to a domestic relations order entered into by a court of competent jurisdiction.
Withholding
The plan administrator may provide holders of Awards with the right to have the Company withhold cash or a portion of the Shares otherwise issuable to such individuals in satisfaction of any applicable withholding taxes to which they become subject in connection with the exercise, vesting or settlement of their Awards. Alternatively, the plan administrator may allow such individuals to deliver cash or previously acquired Shares in payment of such withholding tax liability.
Clawback and Forfeitures for Cause
The plan administrator may specify in an Award Agreement that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable treatment of an Award.
Upon a Participant’s termination of service for cause, the Participant will forfeit, as of the date immediately preceding such termination of service, any and all outstanding and unexercised Options and SARs as well as any outstanding and unvested Restricted Stock, RSUs, Performance Share Units, Performance Units, Cash-Based Awards, and Other Stock-Based Awards.
Amendment and Termination
Unless terminated earlier by our Board, the 2017 Plan will remain effective until it expires on the five year anniversary of the Second Amendment Effective Date. However, our Board may, at any time and subject to the terms of the 2017 Plan, amend, suspend, or terminate the 2017 Plan in whole or in part. No amendment of the 2017 Plan may result in the “repricing” of any outstanding Stock Options or SARs without shareholder approval. To the extent necessary under any applicable law, regulation or exchange requirement, no amendment will be effective unless approved by the shareholders of the Company. No termination, amendment or suspension of the 2017 Plan may adversely affect in any material way any Award previously granted under the 2017 Plan

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without the written consent of the Award recipient, subject to certain limited exceptions that permit our Board or plan administrator to amend outstanding Awards to adjust for the occurrence of certain unusual or nonrecurring events and to conform to Awards to certain legal requirements.
Summary of Federal Income Tax Consequences of Awards Granted under the 2017 Plan
The following is a general summary of the United States Federal income tax treatment associated with the 2017 Plan as of the date of this proxy statement. The federal tax laws are complex and subject to change, and the tax consequences for any Participant in the 2017 Plan will depend on his or her individual circumstances.
Stock Options
Stock Options granted under the 2017 Plan may be either Incentive Stock Options that satisfy the requirements of Section 422 of the Code or Non-Qualified Stock Options that are not intended to meet such requirements. The Federal income tax treatment for the two types of options differs as follows:
Incentive Stock Options.   No taxable income is recognized by the Participant upon the grant of an Incentive Stock Option. Generally, a Participant will not recognize taxable income at the time an Incentive Stock Option is exercised, although taxable income may arise upon exercise for alternative minimum tax purposes. The Participant will recognize taxable income in the year in which the Shares acquired upon the exercise of an Incentive Stock Option are sold or otherwise made the subject of certain other dispositions. For Federal tax purposes, dispositions are divided into two categories: (i) qualifying, and (ii) disqualifying. A qualifying disposition occurs if the sale or other disposition is made more than two (2) years after the date the related Incentive Stock Option was granted and more than one (1) year after the date such Incentive Stock Option was exercised for those shares. If the sale or disposition occurs before both of these two periods are satisfied, then a disqualifying disposition will result.
Generally, a Participant will not recognize taxable income at the time an Incentive Stock Option is exercised, although taxable income may arise upon exercise for alternative minimum tax purposes. The Participant will recognize taxable income in the year in which the Shares acquired upon the exercise of an Incentive Stock Option are sold or otherwise made the subject of certain other dispositions. For Federal tax purposes, dispositions are divided into two categories: (i) qualifying, and (ii) disqualifying. A qualifying disposition occurs if the sale or other disposition is made more than two (2) years after the date the related Incentive Stock Option was granted and more than one (1) year after the date such Incentive Stock Option was exercised for those shares. If the sale or disposition occurs before both of these two periods are satisfied, then a disqualifying disposition will result.
Upon a qualifying disposition, the Participant will recognize long-term capital gain in an amount equal to the excess of  (i) the amount realized upon the sale or other disposition of the acquired Shares over (ii) the Exercise Price paid for those shares. If there is a disqualifying disposition of the acquired Shares, then the excess of  (i) the fair market value of those shares on the exercise date or (if less) the amount realized upon such sale or disposition over (ii) the Exercise Price paid for the shares will be taxable as ordinary income to the Participant. Any additional gain recognized upon the disposition will be a capital gain. We will not be entitled to any income tax deduction if the Participant makes a qualifying disposition of the shares. If the Participant makes a disqualifying disposition of the purchased shares, then the Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the holder in connection with the disqualifying disposition.
Non-Qualified Options.   No taxable income is recognized by a Participant upon the grant of a Non-Qualified Stock Option. The Participant will recognize ordinary income in the year in which the Non-Qualified Stock Option is exercised, equal to the excess of the fair market value of the Shares acquired upon the exercise of the Non-Qualified Stock Option on the exercise date over the Exercise Price paid for the shares (and subject to any applicable income tax withholding). We will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the Participant with respect to an exercised Non-Qualified Stock Option.
Stock Appreciation Rights
No taxable income is recognized by a Participant upon the grant of a Stock Appreciation Right. The Participant will recognize ordinary income in the year in which the Stock Appreciation Right is exercised, in an amount equal to the fair market value of the Shares issued to the Participant upon the exercise of the Stock Appreciation

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Right (or the amount of the cash payment made to the Participant upon the exercise of the Stock Appreciation Right) and subject to any applicable income tax withholding. We will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the Participant with respect to an exercised Stock Appreciation Right.
Restricted Stock
No taxable income is recognized by a Participant upon the grant of Restricted Stock, unless the Participant makes an election to be taxed at the time of grant under Code Section 83(b). If such election is made, the Participant will recognize compensation taxable as ordinary income (and subject to any applicable income tax withholding) at the time of the grant in an amount equal to the excess of the fair market value of the Shares subject to such grant at such time over the amount, if any, paid for those shares.
If the Participant does not make an election under code Section 83(b) to be taxed at the time of grant, the Participant will recognize ordinary income when Shares subject to the grant subsequently vest in an amount equal to the excess of the fair market value of the shares on the vesting date over the amount, if any, paid for the shares (and subject to any applicable income tax withholding). Subject to the deductibility limitations of Code Section 162(m), the Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the Participant in connection with the vesting of a Restricted Stock Award.
In addition, a Participant receiving dividends with respect to Restricted Stock for which the above-described election has not been made and prior to the time the restrictions lapse will recognize compensation taxable as ordinary income (and subject to any applicable income tax withholding), rather than dividend income, in an amount equal to the dividends paid and the Company will be entitled to a corresponding deduction, except to the extent the deduction limits of Code Section 162(m) apply.
Restricted Stock Units
No taxable income is recognized by a Participant upon the grant of Restricted Stock Units. The Participant will recognize ordinary income in the year in which the RSU grant is settled and paid in an amount equal to the fair market value of the Shares issued to the Participant upon the settlement of the RSUs (or the amount of the cash payment made to the Participant upon the settlement of the RSUs) and subject to any applicable income tax withholding. Subject to the deductibility limitations of Code Section 162(m), the Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the Participant at the time the RSU is settled and paid.
In addition, a Participant eligible to receive dividend equivalents with respect to a grant of Restricted Stock Units will recognize compensation taxable as ordinary income (and subject to any applicable income tax withholding), rather than dividend income, in the year in which the dividend equivalent is paid in an amount equal to such payment if made in cash (or, if such payment is made in Shares, then the fair market value of such shares on the date of payment). The Company will be entitled to a corresponding deduction, except to the extent the deduction limits of Code Section 162(m) apply.
Performance Share Units
No taxable income is recognized by a Participant upon the grant of Performance Share Units. The Participant will recognize ordinary income in the year in which the PSU grant is settled and paid in an amount equal to the fair market value of the Shares issued to the Participant upon the settlement of the Performance Share Units (or cash paid to the Participant upon the settlement of the Performance Share Units) and subject to any applicable income tax withholding. Subject to the deductibility limitations of Code Section 162(m), the Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the Participant at the time the PSU is settled and paid. The deduction will be allowed for the taxable year in which such ordinary income is recognized by the Participant.
In addition, a Participant eligible to receive dividend equivalents with respect to a grant of Performance Share Units will recognize compensation taxable as ordinary income (and subject to any applicable income tax withholding), rather than dividend income, in the year in which the dividend equivalent is paid in an amount equal to such payment (or, if such payment is made in Shares, then the fair market value of such shares on the date of payment). The Company will be entitled to a corresponding deduction, except to the extent the deduction limits of Code Section 162(m) apply.

62      Carriage Services

Proposal No. 4 SECOND AMENDMENT TO THE AMENDED AND RESTATED CARRIAGE SERVICES, INC. 2017 OMNIBUS INCENTIVE PLAN
Performance Units
No taxable income is recognized by a Participant upon the grant of Performance Units. The Participant will recognize ordinary income in the year in which the Performance Units are settled and paid in an amount equal to the cash payment made to the Participant upon the settlement of the Performance Units (or the fair market value of the Shares issued to the Participant upon the settlement of the Performance Unit) and subject to any applicable income tax withholding. Subject to the deductibility limitations of Code Section 162(m), the Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the Participant at the time the Performance Units are settled and paid.
Other Stock-Based Awards and Cash-Based Awards
Generally, with respect to Other Stock-Based Awards and Cash-Based Awards, no taxable income is recognized by a Participant upon the grant of such Awards unless, at the time of grant, any Shares issued or cash paid to the Participant is fully vested and non-forfeitable. In this case, the Participant would recognize ordinary income equal to the fair market value of the Shares issued to the Participant at the time of grant or the amount of the cash payment made to the Participant at the time of grant and subject to any applicable income tax withholding. Subject to the deductibility limitations of Code Section 162(m), the Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the Participant at the time of grant. The deduction will be allowed for the taxable year in which such ordinary income is recognized by the Participant.
If Other Stock-Based Awards or Cash-Based Awards are subject to vesting and forfeiture provisions, a Participant will not recognize taxable income upon the grant of such Awards but will recognize ordinary income in the year in which such Awards are settled and paid in an amount equal to the fair market value of the Shares issued to the Participant upon the settlement of such Awards or the amount of the cash payment made to the Participant upon the settlement of such Awards and subject to any applicable income tax withholding. Subject to the deductibility limitations of Code Section 162(m), the Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the Participant at the time such Awards are settled and paid.
Other Tax Considerations
Upon accelerated exercisability of options and accelerated lapsing of restrictions upon Restricted Stock or other Awards in connection with a Change in Control (as such term is defined in the 2017 Plan), certain amounts associated with such Awards could, depending upon the individual circumstances of the Participant, constitute “excess parachute payments” under the golden parachute provisions of Code Section 280G. Whether amounts constitute “excess parachute payments” depends upon, among other things, the value of the accelerated Awards and the past compensation of the Participant.
Code Section 409A generally provides that any deferred compensation arrangement which does not meet specific written requirements regarding (i) timing and form of payouts, (ii) advance election of deferrals, and (iii) restrictions on acceleration of payouts results in immediate taxation of any amounts deferred to the extent not subject to a substantial risk of forfeiture. In addition, tax on the amounts included in income are also subject to a twenty (20%) excise tax and interest. In general, to avoid a violation of Code Section 409A, amounts deferred may only be paid out on separation from service, disability, death, a specified time, a change in control (as defined by the Treasury Department), or an unforeseen emergency. Furthermore, the election to defer generally must be made in the calendar year prior to performance of services, and any provision for accelerated payout other than for reasons specified by the Treasury may cause the amounts deferred to be subject to early taxation and to the imposition of the excise tax. Code Section 409A is broadly applicable to any form of deferred compensation other than tax-qualified retirement plans and bona fide vacation, sick leave, compensatory time, certain disability pay or death benefits, and may be applicable to certain Awards under the 2017 Incentive Plan. Awards under the 2017 Incentive Plan that are subject to Code Section 409A are intended to satisfy the requirements of Code Section 409A, as specified in an Award Agreement.
Generally, taxable compensation earned by “covered employees” (as defined in Code Section 162(m)) that are granted and administered by the Compensation Committee for Stock Options, Stock Appreciation Rights, or certain other applicable Awards, as determined by the Compensation Committee in its sole discretion, are intended to constitute qualified performance-based compensation. The Company should, therefore, be entitled to a tax deduction for compensation paid in the same amount as the ordinary income recognized by the covered employees without any reduction under the limitations of Code Section 162(m) on deductible compensation

2026 Proxy Statement      63

Proposal No. 4 SECOND AMENDMENT TO THE AMENDED AND RESTATED CARRIAGE SERVICES, INC. 2017 OMNIBUS INCENTIVE PLAN
paid to such employees. However, the Compensation Committee may determine, within its sole discretion, to grant Awards to such covered employees that do not qualify as performance-based compensation. Under Code Section 162(m), the Company is denied a deduction for annual compensation paid to such employees in excess of one million dollars ($1,000,000).
New Plan Benefits
Because the number of Awards to be made pursuant to the 2017 Plan, as amended, is subject to the discretion of the Compensation Committee, the type, number, recipients and other terms of such Awards cannot be determined with certainty at this time.
Equity Compensation Plan Information
For more information regarding the number of shares of our Common Stock that are available for issuance under all of our existing equity compensation plans as of December 31, 2025, refer to the table in Part III, Item 12, Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters of our Annual Report on Form 10-K for the period ending December 31, 2025, filed on February 26, 2026.
On March 13, 2026, the closing price of our Shares on the New York Stock Exchange was $41.95.
FOR THE REASONS STATED ABOVE, THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE SECOND AMENDMENT TO THE CARRIAGE SERVICES 2017 OMNIBUS INCENTIVE PLAN.

64      Carriage Services

AUDIT COMMITTEE REPORT
The Audit Committee of the Board (the “Audit Committee”) of the Company is comprised of six directors, each of whom has been determined by our Board to be independent and financially literate under the NYSE’s listing standard requirements and the rules and regulations of the SEC. The Audit Committee’s responsibilities are set forth in the Audit Committee Charter, available on our website at www.carriageservices.com.
As set forth in the Audit Committee Charter, the Audit Committee assists our Board in fulfilling its oversight regarding, among other things:
•
the integrity of our financial statements, including the adequacy and effectiveness of the Company’s financial reporting and disclosure controls and procedures;

•
the engagement of the Company’s independent registered public auditor, including its qualifications, independence and performance;

•
the performance, function and design of the Company’s internal audit function; and

•
the compliance by the Company with legal and regulatory requirements.

With respect to the Company’s financial reporting process, Company management is responsible for establishing and maintaining internal controls and preparing the Company’s financial statements. Our independent registered public accounting firm for the fiscal year ended December 31, 2025, Grant Thornton LLP, is responsible for auditing these financial statements. It is the responsibility of the Audit Committee to oversee these activities.
The Audit Committee has reviewed and discussed the audited financial statements of the Company for the fiscal year ended December 31, 2025 with Company management. The Audit Committee has discussed with Grant Thornton LLP the matters required to be discussed under the applicable standards of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. Additionally, the Audit Committee has received the written disclosures and the letter from Grant Thornton LLP required by applicable requirements of the PCAOB regarding Grant Thornton LLP’s communications with the Audit Committee concerning independence, and has discussed with Grant Thornton LLP their independence.
Based on the Audit Committee’s review and discussions with management and Grant Thornton LLP referred to above, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 for filing with the SEC.
Audit Committee
Dr. Edmondo Robinson, Chair
Chad Fargason
Douglas B. Meehan
Donald D. Patteson, Jr.
Julie Sanders
Somer Webb
March [27], 2026

2026 Proxy Statement      65

PROPOSAL NO. 5:
RATIFICATION OF THE APPOINTMENT OF GRANT
THORNTON LLP
General
Our Audit Committee has selected Grant Thornton to audit our consolidated financial statements. Grant Thornton has served as our independent registered public accounting firm since 2014.
Representatives of Grant Thornton are expected to be present at our Annual Meeting, will have the opportunity to make a statement if they desire and will be available to respond to appropriate questions from shareholders.
Although ratification is not required by Delaware law, our bylaws or otherwise, our Board is submitting our Audit Committee’s appointment of Grant Thornton to our shareholders for ratification as a matter of good corporate practice. Even if the appointment is ratified, our Audit Committee, in its discretion, may select a different registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of us and our shareholders. If the appointment of Grant Thornton is not ratified, our Audit Committee will evaluate the basis for the shareholders’ vote when determining whether to continue the firm’s engagement.

FOR THE REASONS STATED ABOVE, THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2026.

Pre-Approval Policy for Services of Independent Registered Public Accounting Firm
As part of its duties, our Audit Committee is required to annually pre-approve audit and non-audit services performed by the independent registered public accounting firm in order to ensure that the provision of such services does not impair the audit firm’s independence. Our Audit Committee does not delegate to management its responsibilities to pre-approve services performed by the independent auditors. All audit fees for 2025 and 2024 were pre-approved by our Audit Committee.
Audit Fees
Fees billed to us by Grant Thornton during 2025 and 2024 were as follows:
	Year Ended December 31,
	2025	2024
Audit fees	$1,178,910	$1,332,540
Audit-Related fees	$—	$—
The Company did not engage Grant Thornton to perform non-audit services during these years.

66      Carriage Services

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Policies and Procedures for Review and Approval of Related Party Transactions; Pre-Approval of Related Party Transactions
Our Board recognizes that related party transactions can present a heightened risk of potential or actual conflicts of interest and may create the appearance that Company decisions are based on consideration other than the best interests of the Company and its shareholders. While the Board prefers to avoid related party transactions as a general matter, it recognizes, nevertheless, that there are situations where related party transactions may be in, or may not be inconsistent with, the best interests of the Company and its shareholders, including but not limited to situations where the Company may obtain products of a nature, quality or quantity on terms that are not readily available from alternative sources or when the Company provides products or services to related persons on an arm’s length basis on terms comparable to those provided to unrelated third parties. Consequently, the Board has established procedures to identify, review, approve, and ratify transactions with related persons and bring them to the attention of our Board for consideration. These procedures include formal written questionnaires to our directors and executive officers. Each year, we require our directors and executive officers to complete a questionnaire that requires them to identify and describe any transactions with Carriage that they or their respective related parties may have been involved in, whether or not material.
In accordance with our Related Party Transactions Review Policy (the “Policy”), the Audit Committee of our Board has the primary responsibility to review and discuss with management and ultimately approve any transaction or courses of dealing with related parties. For example, prior to entering into any related party transactions, our Policy requires any related party to promptly inform the Company’s General Counsel, where the amount involved is more than $120,000 or, even if the amount involved is less than $120,000, if the related party should reasonably believe that the transaction(s) could create the appearance of a conflict of interest or otherwise could be viewed as not being in the best interests of the Company and its shareholders. Following notice of a potential related party transaction, along with receiving certain required information from the related party, our General Counsel will review and determine whether the transaction is a related party transaction, which upon making such determination will submit for review and approval to the disinterested members of the Audit Committee for consideration at its next scheduled meeting or, if the General Counsel, in consultation with the CEO or the Chief Financial Officer, determines that it is not practical to wait until the next Audit Committee meeting, the Chair of the Audit Committee has the authority to act between meetings, so long as the Chair of the Audit Committee is not the related party in the related party transaction. To the extent such transactions are ongoing business relationships, the transactions are reviewed annually and such relationships will be on terms not materially less favorable than what would be usual and customary in similar transactions between unrelated persons dealing at arm’s length. Certain transactions, including, for example, compensation, certain charitable contributions, regulated transactions and certain bank-related services, are considered pre-approved, even if the aggregate amount involved will exceed $120,000, and thus do not require specific approval under the Policy.
Our Corporate Governance Committee intends to approve only those related party transactions that are in the best interest of us and our shareholders. The policies and procedures for related party transactions are documented in our Policy and our Code of Business Conduct and Ethics, copies of which are available on our website at www.carriageservices.com.
Related Party Transactions
Since January 1, 2025, there were no reportable transactions between Carriage and related persons, and there are no such currently proposed or anticipated transactions.

2026 Proxy Statement      67

OTHER BUSINESS
Management does not intend to bring any other business before our Annual Meeting and has not been informed that any other matters are to be presented at our Annual Meeting by others. If other matters properly come before our Annual Meeting or any adjournment or postponement thereof, the persons named in the accompanying proxy and acting thereunder will vote in accordance with their best judgment.

68      Carriage Services

SHAREHOLDER PROPOSALS FOR THE 2027 ANNUAL MEETING
Pursuant to rules promulgated by the SEC, shareholders interested in submitting a proposal for inclusion in our proxy materials and for presentation at our 2027 Annual Meeting of Shareholders may do so by following the procedures set forth under Rule 14a-8 of the Exchange Act. In general, to be eligible for inclusion in our proxy materials, shareholder proposals must be received by our Corporate Secretary at 3040 Post Oak Boulevard, Suite 300, Houston, Texas 77056 no later than November 27, 2026. However, if the date of our 2027 Annual Meeting of Shareholders is more than 30 days from the date of the 2026 Annual Meeting of Shareholders, then the deadline shall be a reasonable time before we begin to print and send our proxy materials for our 2027 Annual Meeting of Shareholders.
In addition, pursuant to our bylaws, a shareholder may recommend nominees for director not for inclusion in our proxy materials, as further discussed herein in our “Corporate Governance — Direction Nomination Process” section. For all other shareholder proposals intended for presentation at our 2027 Annual Meeting of Shareholders, but not for inclusion in our 2027 proxy materials, a shareholder must deliver a copy of the proposal to our Corporate Secretary at our principal offices listed above no less than 90 days prior to the anniversary date of the immediately preceding Annual Meeting. For our 2027 Annual Meeting of Shareholders, the deadline will be February 11, 2027, based on upon this year’s Annual Meeting occurring on May 12, 2026.
Under Rule 14a-4(c) of the Exchange Act, our Board may exercise discretionary voting authority under proxies solicited by it with respect to any matter timely and properly presented by a shareholder at our Annual Meeting of Shareholders that the shareholder does not seek to have included in our proxy statement if   (except as described in the following sentence) the proxy statement discloses the nature of the matter and how our Board intends to exercise its discretion to vote on the matter, unless the shareholder satisfies the other requirements of Rule 14a-4(c)(2) of the Exchange Act. If we receive untimely notice of the matter and the matter nonetheless is permitted to be presented at our Annual Meeting of Shareholders, our Board may exercise discretionary voting authority with respect to the matter without including any discussion of the matter in the proxy statement for the meeting. We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with the requirements described above and other applicable requirements.

2026 Proxy Statement      69

ADDITIONAL INFORMATION
Annual Report
Our Annual Report to Shareholders for the year ended December 31, 2025 (our “Annual Report”) is being delivered electronically or mailed, if so elected, to all shareholders entitled to vote at our Annual Meeting. Our Annual Report does not form any part of the proxy soliciting materials.
A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, but not including exhibits, is also available at www.carriageservices.com. A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, excluding exhibits, will be furnished at no charge to each person to whom a proxy statement is delivered upon the request to the Corporate Secretary in writing at Carriage Services, Inc., 3040 Post Oak Boulevard, Suite 300, Houston, Texas 77056, or call our Corporate Secretary at 713-332-8400. Exhibits to the Annual Report on Form 10-K for the fiscal year ended December 31, 2025 are available upon payment of a reasonable fee, which is limited to our expenses in furnishing the requested exhibit(s). Such requests should be directed to the Corporate Secretary of Carriage Services, Inc., 3040 Post Oak Boulevard, Suite 300, Houston, Texas 77056.

REGARDLESS OF THE NUMBER OF SHARES YOU OWN, IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING, AND YOU ARE RESPECTFULLY REQUESTED TO VOTE VIA THE INTERNET OR COMPLETE, SIGN, DATE AND RETURN YOUR PROXY CARD IN THE ENVELOPE PROVIDED AS SOON AS POSSIBLE.

By Order of the Board of Directors,
[INSERT SIGNATURE]
Sam A. Mazzu, III
Vice President, General Counsel & Secretary
Houston, Texas
March [27], 2026

70      Carriage Services

APPENDIX A
AMENDMENT TO THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
CERTIFICATE OF AMENDMENT
TO
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
CARRIAGE SERVICES, INC.
Pursuant to the provisions of Section 242 of the Delaware General Corporation Law, as amended (the “DGCL”), Carriage Services, Inc., a Delaware corporation (the “Corporation”), hereby certifies as follows:
ARTICLE ONE
The name of the Corporation is Carriage Services, Inc.
ARTICLE TWO
The date on which the Amended and Restated Certificate of Incorporation of the Corporation (the “A&R Certificate”) was originally filed with the Secretary of State of the State of Delaware is July 3, 1996.
ARTICLE THREE
The amendment to the A&R Certificate set forth below was duly adopted by the Board of Directors and the stockholders of the Corporation in accordance with Section 242 of the DGCL.
ARTICLE FOUR
The following amendment to the A&R Certificate was approved as described in Article Three:
Article V of the A&R Certificate is hereby amended and restated in its entirety to read as follows:
“ARTICLE V.
The number, classification, and terms of the board of directors of the Corporation and the procedures to elect directors, to remove directors, and to fill vacancies in the board of directors shall be as follows:
(a)
The number of directors that shall constitute the whole board of directors shall from time to time be fixed exclusively by the board of directors by a resolution adopted by a majority of the whole board of directors serving at the time of that vote. In no event shall the number of directors that constitute the whole board of directors be fewer than three. No decrease in the number of directors shall have the effect of shortening the term of any incumbent director. Directors of the Corporation need not be elected by written ballot unless the by-laws of the Corporation otherwise provide.

(b)
Vacancies in the board of directors resulting from death, resignation, retirement, disqualification, removal from office, or other cause and newly-created directorships resulting from any increase in the authorized number of directors may be filled by no less than a majority vote of the remaining directors then in office, though less than a quorum, or by the sole remaining director (but not by the stockholders except as required by law), and each director so chosen shall hold office until the first meeting of stockholders held after his election for the purpose of electing directors and until his successor is elected and qualified or until his earlier death, resignation, or removal from office.

(c)
A director of the Corporation may be removed before the expiration date of that director’s term of office, with or without cause, by an affirmative vote of the holders of a majority of the votes of the outstanding shares of stock then entitled to be voted at an election of directors voting together as a single class, cast at the annual meeting of stockholders or at any special meeting of stockholders called by a majority of the whole board of directors for this purpose.

2026 Proxy Statement      A-1

APPENDIX A
(d)
Notwithstanding any other provisions of this Restated Certificate of Incorporation or any provision of law that might otherwise permit a lesser or no vote, but in addition to any affirmative vote of the holders of the outstanding shares of capital stock of the Corporation required by law or by this Restated Certificate of Incorporation, the affirmative vote of the holders of not less than eighty percent (80%) of the votes of the outstanding shares of the Corporation then entitled to be voted in an election of directors, voting together as a single class, shall be required to amend or repeal, or to adopt any provision inconsistent with, this Article V.”

IN WITNESS WHEREOF, the undersigned, being the duly authorized [           ] of the Corporation, for the purpose of amending the Amended and Restated Certificate of Incorporation of the Corporation pursuant to Section 242 of the DGCL, does hereby make and file this Certificate of Amendment as of this [•] day of [       ] 2026.
Carriage Services, Inc.
a Delaware corporation
By:

Name:
Title:

A-2      Carriage Services

APPENDIX B
SECOND AMENDMENT TO THE
CARRIAGE SERVICES, INC.
2017 OMNIBUS INCENTIVE PLAN
WHEREAS, Carriage Services, Inc., a Delaware corporation (“Carriage”) maintains the Carriage Services, Inc. 2017 Omnibus Incentive Plan, originally adopted and effective on May 17, 2017, as subsequently amended on May 18, 2021 by the First Amendment to the Carriage Services, Inc. 2017 Omnibus Incentive Plan (as amended to date, the “Plan”); and
WHEREAS, the Carriage Board of Directors (the “Board”), based on the recommendation and approval of the Board’s Compensation Committee, has determined that it is in the best interests of the Company and its stockholders to authorize an amendment of the Plan effective as of May 13, 2026 (the “Effective Date”), subject to the approval of Carriage’s shareholders, to extend the term of the Plan until May 13, 2031, as provided herein; and
WHEREAS, capitalized terms used in this amendment, but not otherwise defined herein, shall have the respective meanings ascribed to such terms in the Plan.
NOW, THEREFORE, BE IT RESOLVED, the Plan is hereby amended as follows:
Section 1.3 of the Plan is amended and restated in its entirety as follows:
“Duration of the Plan. Unless sooner terminated as provided herein, the Plan shall terminate five (5) years from the Effective Date of the Second Amendment to the Plan. After the Plan is terminated, no Awards may be granted but Awards previously granted shall remain outstanding in accordance with their applicable terms and conditions and the Plan’s terms and conditions.”

2026 Proxy Statement      B-1

CARRIAGE SERVICES, INC.

713.332.8400

3040 Post Oak Boulevard, Suite 300

Houston, Texas 77056

ANNUAL MEETING OF SHAREHOLDERS OFCARRIAGE SERVICES, INC.May 12, 2026Please complete, sign, dateand mail your proxy card inthe envelope provided assoon as possible.Signature of Shareholder Date: Signature of Shareholder Date:Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please givefull title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.To change the address on your account, please check the box at right andindicate your new address in the address space above. Please note thatchanges to the registered name(s) on the account may not be submitted viathis method.1. Election of two Class III Directors for a three-year term ending at the 2029 AnnualMeeting of Shareholders.O Donald D. Patteson, Jr.O Douglas B. Meehan2. Approve our proposed amendment to the Company’s Amended andRestated Certificate of Incorporation to declassify the Board ofDirectors.3. To approve on an advisory basis our 2025 Named Executive Officers’compensation.4. Approve our proposed Second Amendment to the Company’s 2017Omnibus Incentive Plan.5. Ratify the appointment of Grant Thornton LLP as our independent registeredpublic accounting firm for the fiscal year ended 2026.Note: In their discretion, the Proxies are authorized to vote upon any other business as mayproperly come before the meeting or any adjournment(s) thereof.FOR ALL NOMINEESWITHHOLD AUTHORITYFOR ALL NOMINEESINSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT”and fill in the circle next to each nominee you wish to withhold, as shown here:NOMINEES:THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR ALL NOMINEES” IN THE ELECTION OF DIRECTORSAND "FOR" PROPOSALS 2, 3, 4, AND 5.PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE xPlease detach along perforated line and mail in the envelope provided.20230303030000001000 1 051226FOR ALL EXCEPT(See instructions below)9:00 a.m. Central TimeDirections to attend the meeting in person may be obtained by contacting theCorporate Secretary at 713-332-84003040 Post Oak Blvd., Lobby Conference RoomHouston, Texas 77056Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting tobe Held on May 12, 2026:The Proxy Statement and 2025 Annual Report to Shareholders are available on the Internet atinvestors.carriageservices.com/sec-filings-annual-reports-proxy-investor-materialsFORMARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING.AGAINST ABSTAIN

INTERNET - Access www.voteproxy.com and follow the on-screeninstructions or scan the QR code with your smartphone. Have your proxycard available when you access the web page.Vote online until 11:59 p.m. Eastern Time the day before the meeting.MAIL - Sign, date and mail your proxy card in the envelope provided assoon as possible.IN PERSON - You may vote your shares in person by attending theAnnual Meeting.PROXY VOTING INSTRUCTIONSPlease detach along perforated line and mail in the envelope provided IF you are not voting via the Internet.COMPANY NUMBERACCOUNT NUMBERImportant Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting tobe Held on May 12, 2026:The Proxy Statement and 2025 Annual Report to Shareholders are available on the Internet atinvestors.carriageservices.com/sec-filings-annual-reports-proxy-investor-materialsANNUAL MEETING OF SHAREHOLDERS OFCARRIAGE SERVICES, INC.May 12, 202620230303030000001000 1 0512269:00 a.m. Central TimeDirections to attend the meeting in person may be obtained by contacting theCorporate Secretary at 713-332-84003040 Post Oak Blvd., Lobby Conference RoomHouston, Texas 77056Signature of Shareholder Date: Signature of Shareholder Date:Note:
Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please givefull title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.To change the address on your account, please check the box at right andindicate your new address in the address space above. Please note thatchanges to the registered name(s) on the account may not be submitted viathis method.1. Election of two Class III Directors for a three-year term ending at the 2029 AnnualMeeting of Shareholders.O Donald D. Patteson, Jr.O Douglas B. Meehan2. Approve our proposed amendment to the Company’s Amended andRestated Certificate of Incorporation to declassify the Board ofDirectors.3. To approve on an advisory basis our 2025 Named Executive Officers’compensation.4. Approve our proposed Second Amendment to the Company’s 2017Omnibus Incentive Plan.5. Ratify the appointment of Grant Thornton LLP as our independent registeredpublic accounting firm for the fiscal year ended 2026.Note: In their discretion, the Proxies are authorized to vote upon any other business as mayproperly come before the meeting or any adjournment(s) thereof.FOR ALL NOMINEESWITHHOLD AUTHORITYFOR ALL NOMINEESINSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT”and fill in the circle next to each nominee you wish to withhold, as shown here:NOMINEES:THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR ALL NOMINEES” IN THE ELECTION OF DIRECTORSAND "FOR" PROPOSALS 2, 3, 4, AND 5.PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE xFOR ALL EXCEPT(See instructions below)FORMARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING.AGAINST ABSTAIN